                                                                     EXHIBIT 4.1
                       Certificates for Home Equity Loans
                                  Series 2000-A



                         POOLING AND SERVICING AGREEMENT

                                      among

                      CONSECO FINANCE SECURITIZATIONS CORP.
                                    as Seller

                                       and

                              CONSECO FINANCE CORP.
                      as Originator, Servicer and Guarantor

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              not in its individual capacity but solely as Trustee
                                       of

                          HOME EQUITY LOAN TRUST 2000-A

                          Dated as of February 1, 2000



                                        1
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                                TABLE OF CONTENTS


ARTICLE I     DEFINITIONS....................................................1-1
   SECTION 1.01.  General....................................................1-1
   SECTION 1.02.  Specific Terms.............................................1-1
   SECTION 1.03.  Calculation of Interest on the Certificates...............1-31

ARTICLE II    ESTABLISHMENT OF TRUST; TRANSFER OF LOANS......................2-1
   SECTION 2.01.  Closing....................................................2-1
   SECTION 2.02.  Conditions to the Closing..................................2-1
   SECTION 2.03.  Conveyance of the Subsequent Loans.........................2-3
   SECTION 2.04.  Acceptance by Trustee......................................2-5
   SECTION 2.05.  REMIC Provisions...........................................2-5
   SECTION 2.06.  Seller Option to Substitute for Prepaid Loans..............2-7

ARTICLE III    REPRESENTATIONS AND WARRANTIES................................3-1
   SECTION 3.01.  Representations and Warranties Regarding the Seller........3-1
   SECTION 3.02.  Representations and Warranties Regarding Each Loan.........3-2
   SECTION 3.03.  Additional Representations and Warranties..................3-5
   SECTION 3.04.  Representations and Warranties Regarding the Loans
                     in the Aggregate........................................3-6
   SECTION 3.05.  Representations and Warranties Regarding the Loan
                     Files...................................................3-8
   SECTION 3.06.  Repurchases of Loans for Breach of Representations
                     and Warranties..........................................3-8
   SECTION 3.07.  No Repurchase Under Certain Circumstances.................3-10

ARTICLE IV    PERFECTION OF TRANSFER AND PROTECTION OF
              SECURITY INTERESTS.............................................4-1
   SECTION 4.01.  Transfer of Loans..........................................4-1
   SECTION 4.02.  Costs and Expenses.........................................4-1

ARTICLE V     SERVICING OF LOANS.............................................5-1
   SECTION 5.01.  Responsibility for Loan Administration.....................5-1
   SECTION 5.02.  Standard of Care...........................................5-1
   SECTION 5.03.  Records....................................................5-1
   SECTION 5.04.  Inspection.................................................5-1
   SECTION 5.05.  Certificate Account........................................5-2
   SECTION 5.06.  Enforcement................................................5-5
   SECTION 5.07.  Trustee to Cooperate.......................................5-6
   SECTION 5.08.  Costs and Expenses.........................................5-7
   SECTION 5.09.  Maintenance of Insurance...................................5-7
   SECTION 5.10.  Merger or Consolidation of Servicer........................5-7

ARTICLE VI    REPORTS AND TAX MATTERS........................................6-1


                                      -i-
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   SECTION 6.01.  Monthly Reports............................................6-1
   SECTION 6.02.  Officer's Certificate......................................6-1
   SECTION 6.03.  Other Data.................................................6-1
   SECTION 6.04.  Annual Report of Accountants...............................6-1
   SECTION 6.05.  Statements to Certificateholders and the Class C
                     Certificateholder.......................................6-1
   SECTION 6.06.  Payment of Taxes...........................................6-7

ARTICLE VII   SERVICE TRANSFER...............................................7-1
   SECTION 7.01.  Events of Termination......................................7-1
   SECTION 7.02.  Transfer...................................................7-1
   SECTION 7.03.  Trustee to Act; Appointment of Successor...................7-2
   SECTION 7.04.  Notification to Certificateholders and
                     Class C Certificateholder...............................7-3
   SECTION 7.05.  Effect of Transfer.........................................7-3
   SECTION 7.06.  Transfer of Certificate Account............................7-3

ARTICLE VIII  PAYMENTS.......................................................8-1
   SECTION 8.01.  Monthly Payments...........................................8-1
   SECTION 8.02.  Advances...................................................8-2
   SECTION 8.03.  Class BV-2 Limited Guaranty................................8-2
   SECTION 8.04.  Permitted Withdrawals from the Certificate
                     Account; Payments.......................................8-3
   SECTION 8.05.  Reassignment of Repurchased and Replaced Loans.............8-6
   SECTION 8.06.  Class C Certificateholder's Purchase Option or
                     Auction Sale; Additional Principal Distribution
                     Amount..................................................8-7
   SECTION 8.07.  Capitalized Interest Account...............................8-9
   SECTION 8.08.  Pre-Funding Account.......................................8-10
   SECTION 8.09.  Available Funds Cap Carryover Reserve Account.............8-11

ARTICLE IX    THE CERTIFICATES AND THE CLASS C CERTIFICATE...................9-1
   SECTION 9.01.  The Certificates and the Class C Certificate...............9-1
   SECTION 9.02.  Registration of Transfer and Exchange of
                     Certificates and the Class C Certificate................9-1
   SECTION 9.03.  No Charge; Disposition of Void Certificates
                     or Class C Certificate..................................9-5
   SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen
                     Certificates or Class C Certificate.....................9-5
   SECTION 9.05.  Persons Deemed Owners......................................9-6
   SECTION 9.06.  Access to List of Certificateholders' and
                     Class C Certificateholder Names and Addresses...........9-6
   SECTION 9.07.  Authenticating Agents......................................9-6

ARTICLE X      INDEMNITIES..................................................10-1
   SECTION 10.01. Real Estate...............................................10-1
   SECTION 10.02. Liabilities to Obligors...................................10-1

   SECTION 10.03. Tax Indemnification.......................................10-1
   SECTION 10.04. Servicer's Indemnities....................................10-1
   SECTION 10.05. Operation of Indemnities..................................10-2
   SECTION 10.06. REMIC Tax Matters.........................................10-2

ARTICLE XI     THE TRUSTEE..................................................11-1
   SECTION 11.01. Duties of Trustee.........................................11-1
   SECTION 11.02. Certain Matters Affecting the Trustee.....................11-2
   SECTION 11.03. Trustee Not Liable for Certificates, Class C
                     Certificate or Loans...................................11-3
   SECTION 11.04. Trustee May Own Certificates..............................11-3
   SECTION 11.05. Rights of Certificateholders to Direct Trustee and
                     to Waive Events of Termination.........................11-3
   SECTION 11.06. The Servicer to Pay Trustee's Fees and Expenses...........11-4
   SECTION 11.07. Eligibility Requirements for Trustee......................11-4
   SECTION 11.08. Resignation or Removal of Trustee.........................11-5
   SECTION 11.09. Successor Trustee.........................................11-5
   SECTION 11.10. Merger or Consolidation of Trustee........................11-6
   SECTION 11.11. Tax Returns...............................................11-6
   SECTION 11.12. Obligor Claims............................................11-6
   SECTION 11.13. Appointment of Co-Trustee or Separate Trustee.............11-7
   SECTION 11.14. Trustee and U.S. Bancorp..................................11-8
   SECTION 11.15. Trustee Advances..........................................11-8

ARTICLE XII    MISCELLANEOUS................................................12-1
   SECTION 12.01. Servicer Not to Resign; Delegation of
                     Servicing Duties.......................................12-1
   SECTION 12.02. Conseco Finance Corp. and Seller Not to Engage
                     in Certain Transactions with Respect to the Trust......12-1
   SECTION 12.03. Maintenance of Office or Agency...........................12-1
   SECTION 12.04. Termination...............................................12-1
   SECTION 12.05. Acts of Certificateholders and Class C
                     Certificateholder......................................12-4
   SECTION 12.06. Calculations..............................................12-4
   SECTION 12.07. Assignment or Delegation by Company.......................12-4
   SECTION 12.08. Amendment.................................................12-5
   SECTION 12.09. Notices...................................................12-7
   SECTION 12.10. Merger and Integration....................................12-8
   SECTION 12.11. Headings..................................................12-8
   SECTION 12.12. Governing Law.............................................12-8


                                     --iii-
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Exhibit A    --  Form of Class AV Certificate
Exhibit B    --  Form of Class MV-[1][2] Certificate
Exhibit C    --  Form of Class BV-[1][2] Certificate
Exhibit D    --  Form of Assignment
Exhibit E    --  Form of Certificate of Officer
Exhibit F    --  Form of Opinion of Counsel for the Originator
Exhibit G    --  Form of Trustee's Acknowledgment
Exhibit H    --  Form of Certificate of Servicing Officer
Exhibit I    --  Form of Class C Certificate
Exhibit J-1  --  Form of Certificate Regarding Repurchased Loans
Exhibit J-2  --  Form of Certificate Regarding Repurchased Loans
Exhibit J-3  --  Form of Certificate Regarding Substitution for Prepaid Loans
Exhibit K    --  Form of Representation Letter
Exhibit L    --  List of Initial Loans
Exhibit M    --  Form of Monthly Report
Exhibit N    --  Form of Addition Notice
Exhibit O    --  Form of Subsequent Transfer Instrument
Exhibit P    --  Form of Officer's Certificate (Subsequent Transfer)
Exhibit Q    --  Form of Class P Certificate

     AGREEMENT, dated as of February 1, 2000, among Conseco Finance Securitizations Corp., a corporation organized and existing under the laws of the State of Minnesota, as Seller (the "Seller"), Conseco Finance Corp., a corporation organized and existing under the laws of the State of Delaware, as originator of the home equity loans described herein (the "Originator"), as Servicer (the "Servicer") and as Limited Guarantor of the Class BV-2 Certificates (the "Guarantor"), and U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee (the "Trustee") of Home Equity Loan Trust 2000-A (the "Trust").

     WHEREAS, in the regular course of its business, Conseco Finance Corp. purchases, originates and services home equity loans, which loans provide for installment payments by or on behalf of the borrowers and grant mortgages, deeds of trust or security deeds on certain real estate securing such loans;

     WHEREAS, the Seller, in the ordinary course of its business, acquires pools of home equity loans and other receivables from Conseco Finance Corp. and arranges the securitization of those receivables;

     WHEREAS, the Seller, the Originator, the Servicer, the Guarantor and the Trustee wish to set forth the terms and conditions on which the Trustee, on behalf of the Certificateholders (as defined herein) and Class C
Certificateholder (as defined herein) will acquire the Loans (as defined herein) and the Servicer will service the Loans;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as provided herein:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     SECTION 1.01. General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of this Agreement.

     SECTION 1.02. Specific Terms.

     "Addition Notice" means, with respect to the transfer of Subsequent Loans to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit N, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Loans, as applicable, to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Loans.

     "Additional Loan" means a Loan identified as such on the List of Loans attached hereto as Exhibit L.

     "Additional Principal Distribution Amount" means, for any Payment Date, the Amount Available remaining after payment of the amounts described in clauses (1) through (18) of Section 8.04(b).

     "Additional Principal Entitlement Date" means the Payment Date occurring in the month following the Determination Date specified in Section 8.06(d) if the Class C Certificateholder has not delivered to the Trustee the notice described in Section 8.06(b) of its purchase option.

     "Advance" means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer or the Trustee, as applicable, in the Certificate Account for such Payment Date pursuant to Section 8.02.

     "Advance Payment" means any payment by an Obligor in advance of the Due Period in which it would be due under such Loan and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.


                                      1-1

     "Aggregate Certificate Principal Balance" means the sum of the Class AV, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class P Principal Balances.

     "Aggregate Liquidation Loss Principal Amount" means, for any Payment Date, the excess, if any, of (a) the Aggregate Certificate Principal Balance (after giving effect to all distributions of principal on the Certificates on such Payment Date) over (b) the sum of the Pool Scheduled Principal Balance plus the Pre-Funded Amount.

     "Agreement" means this Pooling and Servicing Agreement, as it may be amended from time to time.

     "Amount Available" means, for any Payment Date, an amount equal to:

          (a) the sum of

               (i) the amount on deposit in the Certificate Account as of the close of business on the last day of the related Due Period,

               (ii) any Advances deposited in the Certificate Account with respect to such Payment Date, and

               (iii) any amount withdrawn from the Capitalized Interest Account pursuant to Section 8.07 or the Pre-Funding Account pursuant to
          Section 8.08 and deposited in the Certificate Account, minus

          (b) the sum of

               (i) the Amount Held for Future Distribution,

               (ii) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (ii) through (v) of Section 8.04(a),

               (iii) any amounts on deposit in the Certificate Account as of the close of business on the last day of the related Due Period representing collections in respect of Principal Prepayments in Full (other than any amounts referred to in Section 2.06(vii)) on Loans for which a substitution has been made in accordance with Section 2.06, and

               (iv) any Prepayment Charges.

     "Amount Held for Future Distribution" means, for any Payment Date, the total of the amounts held in the Certificate Account in respect of the Loans on the last day of the preceding Due Period on account of Advance Payments in respect of such Due Period.


                                      1-2

     "Applicants" has the meaning assigned in Section 9.06.

     "Authenticating Agent" means any authenticating agent appointed pursuant to
Section 9.07.

     "Available Funds Cap Carryover Amount" means, for any payment date, the sum of the Class AV Available Funds Cap Carryover Amount, the Class MV-1 Available Funds Cap Carryover Amount, the Class MV-2 Available Funds Cap Carryover Amount, the Class BV-1 Available Funds Cap Carryover Amount and the Class BV-2 Available Funds Cap Carryover Amount.

     "Available Funds Cap Carryover Reserve Account" means a separate trust account created and maintained pursuant to Section 8.09 in the name of the Trust in an Eligible Institution.

     "Available Funds Pass-Through Rate" means, for any Payment Date, a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Loans.

     "Average Sixty-Day Delinquency Ratio Test" means, to be considered "satisfied" for any Payment Date, that the arithmetic average of the Sixty-Day Delinquency Ratio for the Loans for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 40% of the Senior Enhancement Percentage for the Loans.

     "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions in the city in which the Person taking action hereunder are authorized or obligated by law, executive order, or governmental decree to be closed.

     "Calculation Agent" means the Person who establishes LIBOR with respect to each Interest Reset Period. The Calculation Agent shall be the Trustee unless the Trustee is unable or unwilling so to act, in which case the Calculation Agent shall be a financial institution appointed by the Seller.

     "Capitalized Interest Account" means a separate trust account created and maintained pursuant to Section 8.07 in the name of the Trust in an Eligible Institution.

     "Certificate" means a Certificate for Home Equity Loans, Series 2000-A, Class AV, Class MV-1, Class MV-2, Class BV-1, Class BV-2 or Class P, executed and delivered by the Trustee


                                      1-3
substantially in the form of Exhibit A, B, C or Q, as applicable, but does not include the Class C Certificate.

     "Certificate Account" means a separate trust account created and maintained pursuant to Section 5.05 in the name of the Trust in an Eligible Institution.

     "Certificate Owner" means the person who is the beneficial owner of a Book-Entry Certificate or, if Definitive Certificates have been issued, Certificateholders.

     "Certificate Register" means the register maintained pursuant to Section 9.02.

     "Certificate Registrar" or "Registrar" means the registrar appointed pursuant to Section 9.02.

     "Certificateholder" or "Holder" means the person in whose name a Certificate or Class C Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate or Class C Certificate registered in the name of the Originator or the Seller or any of their Affiliates shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates or a Class C Certificate which the Trustee knows to be so owned shall be so disregarded.

     "Class AV," "Class MV," "Class BV," "Class P," or "Class C" means pertaining to Class AV Certificates, Class MV Certificates, Class BV Certificates, the Class P Certificate and/or the Class C Certificate, as the case may be.

     "Class AV Available Funds Cap Carryover Amount" means, for any Payment Date, an amount equal to the sum of (1) the excess, if any, of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class AV Pass-Through Rate (determined without respect to any limitation imposed by the Available Funds Pass-Through Rate but in no event greater than 14%) on the Class AV Principal Balance over (b) the amount specified in clause (a) of the definition of the term "Class AV Formula Distribution Amount" and (2) the amount of any Class AV Available Funds Cap Carryover Amount for the preceding Payment Date to the extent not distributed on such preceding Payment Date and (3) interest accrued on the amounts described in clauses (1) and (2) above during the accrual period for the current Payment Date at the Class AV Pass-Through Rate for such Payment Date.


                                       1-4

     "Class AV Certificate" means the Class AV Certificate executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class AV Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class AV Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class AV Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class AV Pass-Through Rate on the Class AV Principal Balance, (b) the aggregate of the Unpaid Class AV Interest Shortfalls, if any, and (c)(i) if there is no Class AV Principal Deficiency Amount for such Payment Date, the Class AV Formula Principal Distribution Amount, or (ii) if there is a Class AV Principal Deficiency Amount for such Payment Date, the amount determined in accordance with Section 8.04(b)(6)(i).

     "Class AV Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (1) the amount specified in clause (a) of the definition of the term "Class AV Formula Distribution Amount" and (2) the Unpaid Class AV Interest Shortfall, if any, with respect to such Class.

     "Class AV Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount (but in no event more than the Class AV Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class AV Principal Balance) of (A) the Class AV Principal Balance over (B) the lesser of (x) 58.10% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $4,500,000.

     "Class AV Interest Shortfall" means the amount, if any, by which the Class AV Formula Interest Distribution Amount for such Class exceeds the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(2).

     "Class AV Principal Deficiency Amount" means, for any Payment Date, the excess, if any, of (a) the Class AV Principal Balance for such Payment Date over
(b) the sum of the Pool


                                      1-5

Scheduled Principal Balance plus the Pre-Funded Amount for the immediately preceding Payment Date.

     "Class AV Principal Balance" means, for any Payment Date, the Original Class AV Principal Balance less all amounts previously distributed to Holders of Class AV Certificates in respect of principal.

     "Class AV Principal Distribution Amount" means, for any Payment Date, that portion of the Class AV Distribution Amount to be distributed to the Class AV Certificateholders pursuant to Section 8.04(b)(6) on such Payment Date.

     "Class BV Certificates" means the Class BV-1 and Class BV-2 Certificates, collectively.

     "Class BV Principal Balance" means, for any Payment Date, the sum of the Class BV-1 Principal Balance and the Class BV-2 Principal Balance.

     "Class BV-1 Adjusted Principal Balance" means, for any Payment Date, the Class BV-1 Principal Balance minus the Class BV-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class BV-1 Available Funds Cap Carryover Amount" means, for any Payment Date, an amount equal to the sum of (1) the excess, if any, of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class BV-1 Pass-Through Rate (determined without respect to any limitation imposed by the Available Funds Pass-Through Rate but in no event greater than 14%) on the Class BV-1 Principal Balance over (b) the amount specified in clause (a) of the definition of the term "Class BV-1 Formula Distribution Amount" and (2) the amount of any Class BV-1 Available Funds Cap Carryover Amount for the preceding Payment Date to the extent not distributed on such preceding Payment Date and
(3) interest accrued on the amounts described in clauses (1) and (2) above during the accrual period for the current Payment Date at the Class BV-1 Pass Through Rate for such Payment Date.

     "Class BV-1 Certificate" means any one of the Class BV-1 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class BV-1 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class BV-1 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).


                                      1-6

     "Class BV-1 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class BV-1 Pass-Through Rate on the Class BV-1 Adjusted Principal Balance immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class BV-1 Interest Shortfalls, if any, with respect to the Class BV-1 Certificates, (c) the Class BV-1 Formula Principal Distribution Amount and (d) the Class BV-1 Formula Liquidation Loss Interest Distribution Amount, if any, with respect to the Class BV-1 Certificates.

     "Class BV-1 Formula Interest Distribution Amount" means the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class BV-1 Formula Distribution Amount".

     "Class BV-1 Formula Liquidation Loss Interest Distribution Amount" means, for any Payment Date, the sum of (a) the Class BV-1 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class BV-1 Liquidation Loss Interest Shortfall, if any.

     "Class BV-1 Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AV Formula Principal Distribution Amount, the Class MV-1 Formula Principal Distribution Amount and the Class MV-2 Formula Principal Distribution Amount (but in no event more than the Class BV-1 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class BV-1 Principal Balance) of

               (A) (1) the sum of the Class AV Principal Balance, the Class MV-1 Adjusted Principal Balance, the Class MV-2 Adjusted Principal Balance and the Class BV-1 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class AV, Class MV-1 and Class MV-2 Certificates, over

               (B) the lesser of (x) 87.80% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $4,500,000.

     "Class BV-1 Interest Shortfall" means, any Payment Date, the amount, if any, by which (a) the Class BV-1 Formula Interest Distribution Amount for such Class exceeds (b) the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(5).


                                      1-7

     "Class BV-1 Liquidation Loss Interest Amount" means, for any Payment Date, an amount equal to interest from and including the immediately preceding Payment Date to but excluding the current Payment Date at the Class BV-1 Pass-Through Rate on the Class BV-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class BV-1 Liquidation Loss Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class BV-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(2)(12).

     "Class BV-1 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (A) the Class BV-1 Principal Balance (after giving effect to all distributions of principal on the Class BV-1 Certificates on such Payment Date) and (B) the Aggregate Liquidation Loss Principal Amount (if any) minus the Class BV-2 Liquidation Loss Principal Amount (if any) for such Payment Date.

     "Class BV-1 Principal Balance" means, for any Payment Date, the Original Class BV-1 Principal Balance less all amounts previously distributed to Holders of Class BV-1 Certificates in respect of principal.

     "Class BV-1 Principal Distribution Amount" means, for any Payment Date, that portion of the Class BV-1 Distribution Amount to be distributed to the Class BV-1 Certificateholders pursuant to Section 8.04(b)(9).

     "Class BV-2 Adjusted Principal Balance" means, for any Payment Date, the Class BV-2 Principal Balance minus the Class BV-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date for which a Class BV-2 Guaranty Payment was not made.

     "Class BV-2 Available Funds Cap Carryover Amount" means, for any Payment Date, an amount equal to the sum of (1) the excess, if any, of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class BV-2 Pass- Through Rate (determined without respect to any limitation imposed by the Available Funds Pass- Through Rate but in no event greater than 14%) on the Class BV-2 Principal Balance over (b) the amount specified in clause (a) of the definition of the term "Class BV-2 Formula Distribution Amount" and (2) the amount of any Class BV-2 Available Funds Cap Carryover Amount for the preceding Payment Date to the extent not distributed on such preceding Payment Date and
(3) interest accrued on the amounts described in clauses (1) and (2) above during the accrual period for the current Payment Date at the Class BV-2 Pass-Through Rate for such Payment Date.

     "Class BV-2 Certificate" means any one of the Class BV-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form


                                      1-8
set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class BV-2 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class BV-2 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class BV-2 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class BV-2 Pass-Through Rate on the Class BV-2 Principal Balance to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class BV-2 Interest Shortfalls, if any, with respect to the Class BV-2 Certificates and (c) the Class BV-2 Formula Principal Distribution Amount.

     "Class BV-2 Formula Interest Distribution Amount" means the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class BV-2 Formula Distribution Amount".

     "Class BV-2 Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AV Formula Principal Distribution Amount, the Class MV-1 Formula Principal Distribution Amount, the Class MV-2 Formula Principal Distribution Amount and the Class BV-1 Formula Principal Distribution Amount (but in no event more than the Class BV-2 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class BV-2 Principal Balance) of

               (A) (1) the sum of the Class AV Principal Balance, the Class MV-1 Adjusted Principal Balance, the Class MV-2 Adjusted Principal Balance, the Class BV-1 Adjusted Principal Balance and the Class BV-2 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class AV, Class MV-1, Class MV-2 and Class BV-1 Certificates, over

               (B) the lesser of (x) 97.00% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $4,500,000.


                                      1-9

     "Class BV-2 Guaranty Fee" means, for any Payment Date, the lesser of (a) one-twelfth of the product of 3.00% and the sum of the Pool Scheduled Principal Balance and the Pre-Funded Amount for the immediately preceding Payment Date (or, in the case of the March 2000 Payment Date, the Cut-off Date), or (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class BV-2 Guaranty Payment" means, for any Payment Date, the amount, if any, by which (a) the sum of the Class BV-2 Formula Distribution Amount and the Class BV-2 Liquidation Loss Principal Amount exceeds (b) the Class BV-2 Distribution Amount; provided that the Class BV-2 Guaranty Payment shall not exceed the amount necessary to reduce the Class BV-2 Principal Balance to zero.

     "Class BV-2 Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class BV-2 Formula Interest Distribution Amount exceeds
(b) the sum of the amounts distributed to Class BV-2 Certificateholders on such Payment Date pursuant to clause (i) of Section 8.04(b)(13) and any Class BV-2 Guaranty Payment.

     "Class BV-2 Limited Guaranty" means the limited guaranty of the Guarantor provided pursuant to Section 8.03.

     "Class BV-2 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (A) the Class BV-2 Principal Balance (after giving effect to all distributions of principal on the Class BV-2 Certificates on such Payment Date) and (B) the Aggregate Liquidation Loss Principal Amount for such Payment Date.

     "Class BV-2 Principal Balance" means, for any Payment Date, the Original Class BV-2 Principal Balance less all amounts previously distributed to Holders of Class BV-2 Certificates in respect of principal.

     "Class BV-2 Principal Distribution Amount" means, for any Payment Date, that portion of the Class BV-2 Distribution Amount to be distributed to the Class BV-2 Certificateholders pursuant to Section 8.04(b)(9).

     "Class C Certificate" means a Certificate for Home Equity Loans, Series 2000-A, bearing the designation Class C, executed and delivered by the Trustee substantially in the form of Exhibit I, and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

     "Class C Certificateholder" means the person in whose name a Class C Certificate is registered on the Certificate Register.

     "Class C Distribution Amount" means, for any Payment Date, the amount, if any, distributable in respect of the Class C Certificate pursuant to Section 8.04(b).


                                      1-10

     "Class MV Certificates" means the Class MV-1 and Class MV-2 Certificates, collectively.

     "Class MV-1 Adjusted Principal Balance" means, for any Payment Date, the Class MV-1 Principal Balance minus the Class MV-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class MV-1 Available Funds Cap Carryover Amount" means, for any Payment Date, an amount equal to the sum of (1) the excess, if any, of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class MV-1 Pass-Through Rate (determined without respect to any limitation imposed by the Available Funds Pass- Through Rate but in no event greater than 14%) on the Class MV-1 Principal Balance over (b) the amount specified in clause (a) of the definition of the term "Class MV-1 Formula Distribution Amount" and (2) the amount of any Class MV-1 Available Funds Cap Carryover Amount for the preceding Payment Date to the extent not distributed on such preceding Payment Date and
(3) interest accrued on the amounts described in clauses (1) and (2) above during the accrual period for the current Payment Date at the Class MV-1 Pass Through Rate for such Payment Date.

     "Class MV-1 Certificate" means any one of the Class MV-1 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class MV-1 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class MV-1 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class MV-1 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class MV-1 Pass-Through Rate on the Class MV-1 Adjusted Principal Balance to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class MV-1 Interest Shortfalls, if any, with respect to the Class MV-1 Certificate, (c) the Class MV-1 Formula Principal Distribution Amount and (d) the Class MV-1 Formula Liquidation Loss Interest Distribution Amount, if any, with respect to the Class MV-1 Certificate.

     "Class MV-1 Formula Interest Distribution Amount" means, for any Payment Date, the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class MV-1 Formula Distribution Amount".


                                      1-11

     "Class MV-1 Formula Liquidation Loss Interest Distribution Amount" means, for any Payment Date, the sum of (a) the Class MV-1 Liquidation Loss Interest Amount, if any, for such Class and (b) the Unpaid Class MV-1 Liquidation Loss Interest Shortfall, if any, for such Class as of the immediately prior Payment Date.

     "Class MV-1 Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class AV Formula Principal Distribution Amount (but in no event more than the Class MV-1 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class MV-1 Principal Balance) of

               (A) (1) the sum of the Class AV Principal Balance and the Class MV-1 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class AV Certificates, over

               (B) the lesser of (x) 69.60% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $4,500,000.

     "Class MV-1 Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class MV-1 Formula Interest Distribution Amount for such Class exceeds (b) the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(3).

     "Class MV-1 Liquidation Loss Interest Amount" means, for any Payment Date, an amount equal to interest from and including the immediately preceding Payment Date to but excluding the current Payment Date at the Class MV-1 Pass-Through Rate on the Class MV-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class MV-1 Liquidation Loss Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class MV-1 Formula Liquidation Loss Interest Distribution Amount for such Class exceeds (b) any amount distributed to the Holders of such Class on such Payment Date pursuant to Section 8.04(b)(10).

     "Class MV-1 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (A) the Class MV-1 Principal Balance (after giving effect to all distributions of principal on the Class MV-1 Certificates on such Payment Date) and (B) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the aggregate of the Class BV-2 Liquidation Loss Principal Amount, the Class BV-1 Liquidation Loss Principal Amount and the Class MV-2 Liquidation Loss Principal Amount for such Payment Date.


                                      1-12

     "Class MV-1 Principal Balance" means, for any Payment Date, the Original Class MV-1 Principal Balance less all amounts previously distributed to Holders of Class MV-1 Certificates in respect of principal.

     "Class MV-1 Principal Distribution Amount" means, for any Payment Date, that portion of the Class MV-1 Distribution Amount to be distributed to the Class MV-1 Certificateholders pursuant to Section 8.04(b)(7).

     "Class MV-2 Adjusted Principal Balance" means, for any Payment Date, the Class MV-2 Principal Balance minus the Class MV-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class MV-2 Available Funds Cap Carryover Amount" means, for any Payment Date, an amount equal to the sum of (1) the excess, if any, of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class MV-2 Pass-Through Rate (determined without respect to any limitation imposed by the Available Funds Pass- Through Rate but in no event greater than 14%) on the Class MV-2 Principal Balance over (b) the amount specified in clause (a) of the definition of the term "Class MV-2 Formula Distribution Amount" and (2) the amount of any Class MV-2 Available Funds Cap Carryover Amount for the preceding Payment Date to the extent not distributed on such preceding Payment Date and
(3) interest accrued on the amounts described in clauses (1) and (2) above during the accrual period for the current Payment Date at the Class MV-2 Pass Through Rate for such Payment Date.

     "Class MV-2 Certificate" means any one of the Class MV-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class MV-2 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class MV-2 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class MV-2 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (or, as to the first Payment Date, interest from and including the Closing Date to but excluding March 15, 2000) at the Class MV-2 Pass-Through Rate on the Class MV-2 Adjusted Principal Balance to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class MV-2 Interest Shortfalls, if any, with respect to the Class MV-2 Certificate, (c) the Class MV-2 Formula Principal Distribution


                                      1-13

Amount and (d) the aggregate of the Class MV-2 Formula Liquidation Loss Interest Distribution Amounts, if any, with respect to the Class MV-2 Certificates.

     "Class MV-2 Formula Interest Distribution Amount" means, for any Payment Date, the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class MV-2 Formula Distribution Amount".

     "Class MV-2 Formula Liquidation Loss Interest Distribution Amount" means, for any Payment Date, the sum of (a) the Class MV-2 Liquidation Loss Interest Amount, if any, for such Class and (b) the Unpaid Class MV-2 Liquidation Loss Interest Shortfall, if any, for such Class.

     "Class MV-2 Formula Principal Distribution Amount" means, for any Payment Date, the lesser of:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class AV Formula Principal Distribution Amount and the Class MV-1 Formula Principal Distribution Amount (but in no event more than the Class MV-2 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class MV-2 Principal Balance) of

               (A) (1) the sum of the Class AV Principal Balance, the Class MV-1 Adjusted Principal Balance and the Class MV-2 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class AV and Class MV-1 Certificates, over

               (B) the lesser of (x) 81.60% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $4,500,000.

     "Class MV-2 Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class MV-2 Formula Interest Distribution Amount for such Class exceeds (b) the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(4).

     "Class MV-2 Liquidation Loss Interest Amount" means, for any Payment Date, an amount equal to interest from and including the immediately preceding Payment Date to but excluding the current Payment Date at the Class MV-2 Pass-Through Rate on the Class MV-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class MV-2 Liquidation Loss Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class MV-2 Formula Liquidation Loss Interest Distribution


                                      1-14

Amount for such Class exceeds (b) any amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(11).

     "Class MV-2 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (a) the Class MV-2 Principal Balance (after giving effect to all distributions of principal on the Class MV-2 Certificates on such Payment Date) and (b) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the aggregate of the Class BV-2 Liquidation Loss Principal Amount and the Class BV-1 Liquidation Loss Principal Amount for such Payment Date.

     "Class MV-2 Principal Balance" means, for any Payment Date, the Original Class MV-2 Principal Balance less all amounts previously distributed to Holders of Class MV-2 Certificates in respect of principal.

     "Class MV-2 Principal Distribution Amount" means, for any Payment Date, that portion of the Class MV-2 Distribution Amount to be distributed to the Class MV-2 Certificateholders pursuant to Section 8.04(b)(8).

     "Class P Certificate" means any one of the Class P Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit Q and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class P Distribution Amount" means, for any Payment Date, that portion of the Amount Available eligible for distribution in respect of the Class P Certificates in accordance with the priorities set forth in Section 8.04(b) and
(d).

     "Class P Principal Balance" means, for any Payment Date, the Original Class P Principal Balance less all amounts previously distributed to Holders of Class P Certificates in respect of principal.

     "Class Principal Balance" means any of the Class AV, Class MV-1, Class MV-2, Class BV-1, Class BV-2 or Class P Principal Balances.

     "Closing Date" means February 24, 2000.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Combined LTV" means, with respect to any Loan, the percentage obtained by dividing (i) the sum of (a) the current principal balance of such Loan, plus (b) the outstanding principal balance, as of the date of origination of such Loan, of any loan secured by a prior lien on the property which secures the Loan (the "Collateral"), by (ii) the lesser of (a) the appraised value of the Collateral based on an appraisal made for the originator of the Loan by an independent fee


                                      1-15
appraiser (or by an employee of the Originator who is a licensed appraiser) at the time of origination of the Loan, and (b) the sales price of the Collateral at the time of origination of the Loan; provided that, in the case of a Loan the proceeds of which were used to refinance an existing mortgage loan, the amount described in clause (ii)(a) shall be the amount to be used for purposes of clause (ii).

     "Computer Tape" means the computer tape generated by the Originator which provides information relating to the Loans and which was used by the Originator in selecting the Loans, and includes the master file and the history file.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.09.

     "Counsel for the Originator" means Dorsey & Whitney LLP, or other legal counsel for the Originator.

     "Counsel for the Seller" means Dorsey & Whitney LLP, or other legal counsel for the Seller.

     "Cumulative Realized Loss Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Cumulative Realized Losses for the Loans for that Payment Date and the denominator of which is the sum of the Cut-off Date Principal Balances of all the Loans plus the amount on deposit in the Pre-Funding Account immediately prior to the Post-Funding Payment Date.

     "Cumulative Realized Losses" means, for any Payment Date, the sum of the Realized Losses for the Loans, as applicable, for that Payment Date and each preceding Payment Date since the Cut-off Date.

     "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Payment Date, that the Cumulative Realized Loss Ratio for the Loans, as applicable, for such Payment Date is less than or equal to the percentage set forth below:


                  Payment Date                         Percentage
                  ------------                         ----------
            March 2003 - February 2004                    4.20%
            March 2004 - February 2005                    4.99%
            March 2005 - February 2007                    5.25%
            March 2007 and thereafter                     5.75%

     "Custodian" means at any time an Eligible Institution, or a financial institution organized under the laws of the United States or any State, which is not an Affiliate of the Originator,


                                      1-16
which is subject to supervision and examination by Federal or State authorities and whose commercial paper or unsecured long-term debt (or, in the case of a member of a bank holding company system, the commercial paper or unsecured long-term debt of such bank holding company) has been rated A-1+ by S&P, P-1 by Moody's and D-1+ by Duff & Phelps in the case of commercial paper, or BBB+ or higher by each of S&P, Moody's and Duff & Phelps in the case of unsecured long-term debt, as is acting at such time as Custodian of the Loan Files pursuant to Section 4.01.

     "Cut-off Date" means, with respect to each Initial Loan, December 31, 1999 (or the date of origination, if later) and, with respect to each Additional Loan, January 31, 2000.

     "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off Date Principal Balances of all Loans.

     "Cut-off Date Principal Balance" means, (i) as to any Initial or Additional Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, and (ii) as to any Subsequent Loan, the unpaid principal balance thereof at the related Subsequent Cut-off Date, after giving effect to all installments of principal due on or prior thereto.

     "Defaulted Loan" means a Loan with respect to which the Servicer commenced foreclosure proceedings, made a sale of such Loan to a third party for foreclosure or enforcement, or as to which there was a Delinquent Payment 180 or more days past due.

     "Definitive Certificates" has the meaning assigned in Section 9.02(e).

     "Delinquent Payment" means, as to any Loan, with respect to any Due Period, any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Loan (after giving effect to any reduction in the principal amount deemed owed on such Loan by the Obligor) and was not received or applied during such Due Period and deposited in the Certificate Account, whether or not any payment extension has been granted by the Servicer; provided, however, that with respect to any Liquidated Loan, the payment scheduled to be made in the Due Period in which such Loan became a Liquidated Loan shall not be deemed a Delinquent Payment.

     "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of (i) the Class AV Certificate evidencing $237,150,000 in Original Class AV Principal Balance, (ii) one Class MV-1 Certificate evidencing $17,250,000 in Original Class MV-1 Principal Balance, (iii) one Class MV-2 Certificate evidencing $18,000,000 in Original Class MV-2 Principal Balance, (iv) one Class BV-1 Certificate evidencing $9,300,000 in Original Class BV-1 Principal Balance, (v) one Class BV-2 Certificate evidencing $13,800,000 in Original Class BV-2 Principal Balance, and any


                                      1-17
permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means the second Business Day preceding each Payment Date during the term of this Agreement.

     "Disqualified Organization" has the meaning assigned in Section 9.02(b)(3).

     "Due Period" means, for any Payment Date after the first Payment Date, a calendar month during the term of this Agreement and, for the first Payment Date, the calendar months of January and February.

     "Duff & Phelps" means Duff & Phelps Credit Rating Co., or any successor thereto; provided that, if Duff & Phelps no longer has a rating outstanding on any Class of the Certificates, then references herein to "Duff & Phelps" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Duff & Phelps shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Electronic Ledger" means the electronic master record of promissory notes of the Originator.

     "Eligible Account" means, at any time, an account which is any of the following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any of the Rating Agencies to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by each of the Rating Agencies.

     "Eligible Institution" means any depository institution (which may be the Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or State authorities and whose short-term deposits have been rated A-1+ by S&P, P-1 by Moody's (if rated by Moody's)


                                      1-18
and D-1+ by Duff & Phelps (if rated by Duff & Phelps) or whose unsecured long-term debt has been rated in one of the two highest rating categories by S&P and Moody's (if rated by Moody's) and Duff & Phelps (if rated by Duff & Phelps).

     "Eligible Investments" has the meaning assigned in Section 5.05(b).

     "Eligible Servicer" means the Originator or any Person qualified to act as Servicer of the Loans under applicable federal and state laws and regulations, which Person services not less than an aggregate of $100,000,000 in outstanding principal amount of manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

     "Eligible Substitute Loan" means, as to (1) any Replaced Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 3.06(b), and
(2) any Prepaid Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 2.06, a Loan that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be made as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Sections 3.02 and 3.03 and does not cause any of the representations and warranties in Sections 3.03, 3.04 and 3.05, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Loan or, but for such Principal Prepayment in Full, the Scheduled Principal Balance of such Prepaid Loan, as the case may be, (c) has a Loan Interest Rate that is at least equal to the Loan Interest Rate of such Replaced Loan or Prepaid Loan, as the case may be, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Loan or Prepaid Loan, as the case may be, (e) is of the same type as the Replaced Loan or Prepaid Loan, as the case may be, (f) bears interest at a Loan Interest Rate that (i) is subject to adjustment based on the same index as the Replaced Loan or Prepaid Loan, as the case may be, (ii) is calculated by adding a specified percentage amount (the "gross margin") to the index that is no less than the gross margin on the Replaced Loan or Prepaid Loan, as the case may be, and (iii) is subject to a minimum rate of interest no less than the minimum rate of interest on the Replaced Loan or Prepaid Loan, as the case may be, and a maximum rate of interest no more than 1.0% greater than the rate of interest on the Replaced Loan or Prepaid Loan, as the case may be, (g) as of the date of its origination, was identified by the Originator under its standard underwriting criteria as the same credit grade as the Replaced Loan or Prepaid Loan, as the case may be, (h) the mortgage securing such Loan is in a lien position that is the same or better than the mortgage securing the Replaced Loan or Prepaid Loan, as the case may be, and (i) the Combined LTV of such Loan is not more than 100 basis points higher than the Combined LTV of the Replaced Loan or Prepaid Loan, as the case may be.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


                                      1-19

     "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Loans comprising a portion of the corpus of the Trust.

     "Event of Termination" has the meaning assigned in Section 7.01.

     "Expense Adjusted Loan Rate" means, with respect to any Loan, the then applicable mortgage rate thereon, minus the Expense Fee Rate.

     "Expense Fee Rate" means 0.50%.

     "Federal Bankruptcy Code" means 11 U.S.C. Section 101 et seq.

     "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Loans comprising a portion of the corpus of the Trust.

     "Final Payment Date" means the Payment Date on which the final distribution in respect of Certificates will be made pursuant to Section 12.04.

     "Formula Principal Distribution Amount" means, for any Payment Date, the sum of:

          (a) all scheduled payments of principal due on each outstanding Loan during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (b) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period with respect to the Loans; plus

          (c) the aggregate Scheduled Principal Balance of all Loans that became Liquidated Loans during the prior Due Period plus the amount of any reduction in principal balance of any Loan during the prior Due Period pursuant to bankruptcy proceedings involving the related Obligor; plus

          (d) the aggregate Scheduled Principal Balance of all Loans repurchased, and all amounts deposited in lieu of the repurchase of any Loan, during the prior Due Period pursuant to Section 3.06(a) or, in the event of a substitution of a Loan in accordance with Section 3.06(b), any amount required to be deposited by the Servicer in the Certificate Account during the prior Due Period pursuant to Section 3.06(b)(vi); plus


                                      1-20

          (e) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account; plus

          (f) on the Post-Funding Payment Date, any amount withdrawn from the Pre-Funding Account and deposited in the Certificate Account.

     "GNMA" means the Government National Mortgage Association, or any successor thereto.

     "HUD" means the United States Department of Housing and Urban Development, or any successor thereto.

     "Initial Loan" means a Loan identified as such on the List of Loans attached hereto, the aggregate Cut-off Date Principal Balance of which Loans is $161,233,173.85.

     "Interest Reset Period" means, with respect to any Payment Date, the period from and including the prior Payment Date (or, with respect to the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

     "LIBOR" means, with respect to any Interest Reset Period, the offered rate, as established by the Calculation Agent, for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Reset Period. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in the City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Interest Reset Period immediately preceding such Interest Reset Period; and provided, further, that if the result of the foregoing would be for three consecutive Payment Dates to base LIBOR on the rate applicable in the immediately preceding Interest Reset Period, for such third consecutive Payment Date the Calculation Agent shall instead select an alternative comparable index (over


                                      1-21
which the Calculation Agent has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     "LIBOR Business Day" as used herein means a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

     "LIBOR Determination Date" means the second LIBOR Business Day prior to the first day of the related Interest Reset Period.

     "Liquidated Loan" means, with respect to any Due Period, either

          (1) a Defaulted Loan as to which the Servicer has received from the Obligor, or a third party purchaser of the Loan, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Loan, or

          (2) a Loan (a) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and (b) on which the Obligor failed to pay the full amount of principal due on the Loan, as computed by the Servicer;

provided, however, that any Loan which the Originator is obligated to repurchase pursuant to Section 3.06, and did so repurchase or substitute therefor an Eligible Substitute Loan in accordance with Section 3.06, shall be deemed not to be a Liquidated Loan; and provided, further, that with respect to Due Periods beginning on or after September 2028, a Liquidated Loan also means any Loan as to which the Servicer has commenced foreclosure proceedings, or made a sale of the Loan to a third party for foreclosure or enforcement.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Loan, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received in connection with the liquidation of Defaulted Loans, whether through repossession, foreclosure sale or otherwise.

     "List of Loans" means the lists identifying each Loan constituting part of the Trust Fund and attached either to this Agreement as Exhibit L or to a Subsequent Transfer Instrument, as such lists may be amended from time to time pursuant to Section 2.06 or Section 3.06(b) to add Eligible Substitute Loans and delete Replaced Loans or Prepaid Loans, as the case may be. Each List of Loans shall set forth as to each Loan identified on it (i) the Cut-off Date Principal


                                      1-22

Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Loan Interest Rate and (iv) the maturity date.

     "Loan" means each closed-end home equity loan identified as such in the List of Loans, which Loan is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or Subsequent Cut-off Date with respect to a Subsequent Loan.

     "Loan File" means, as to each Loan, (a) the original promissory note duly endorsed in blank or in the name of the Trustee for the benefit of the Certificateholders, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available, (c) if such Loan was originated by a lender other than the Originator, the original or a copy of an assignment of the mortgage, deed of trust or security deed by such lender to the Originator, (d) an assignment of the mortgage, deed of trust or security deed in recordable form to the Trustee or in blank, and (e) any extension, modification or waiver agreements.

     "Loan Interest Rate" means, as to any Loan, the annual rate of interest specified in the Loan.

     "Minimum Loan Rate" means as to any Loan, the minimum Loan Interest Rate set forth in such Loan.

     "Monthly Report" has the meaning assigned in Section 6.01.

     "Monthly Servicing Fee" means, for any Payment Date, with respect to the Loans, one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance for the preceding Payment Date (or, in the case of the first Payment Date, the Cut-off Date).

     "Moody's" means Moody's Investors Service, Inc., or any successor thereto; provided that, if Moody's no longer has a rating outstanding on any Class of Certificates, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Net Liquidation Loss" means, as to a Liquidated Loan, the difference between (a) the Repurchase Price of such Loan, and (b) the Net Liquidation Proceeds with respect to such Liquidated Loan, where such difference is a positive number.


                                      1-23

     "Net Liquidation Proceeds" means, as to a Liquidated Loan, the proceeds received, or, for Loans which become Liquidated Loans pursuant to the last proviso in the definition of "Liquidated Loan," the estimated proceeds to be received, as of the last day of the Due Period in which such Loan became a Liquidated Loan, from the Obligor, from a third party purchaser of the Loan, under insurance, or otherwise, net of Liquidation Expenses.

     "NRSRO" means any nationally recognized statistical rating organization.

     "Obligor" means the person who owes payments under a Loan.

     "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Originator or the Seller and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Originator, the Seller or the Servicer, as applicable, acceptable to the Trustee, the Originator and the Seller.

     "Original Aggregate Certificate Principal Balance" means $295,500,100.

     "Original Class Principal Balance" means as to each Class of Certificates, the amount set forth with respect to such Class in Section 2.05(b).

     "Original Pre-Funded Amount" means the sum of the amounts deposited in the Pre-Funding Account pursuant to Section 2.02(l).

     "Original Principal Balance" means as to each REMIC Regular Interest, the amount set forth with respect to such interest in Section 2.05(c).

     "Over Collateralization Amount" means, for any Payment Date, the excess of
(A) the sum of the Pool Scheduled Principal Balance plus the Pre-Funded Amount over (B) the sum of the Class Principal Balances of the Certificates.

     "Partial Principal Prepayment" means (a) any Principal Prepayment other than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the proviso in Section 3.06(a) or pursuant to
Section 3.06(b).

     "Pass-Through Rate" means, with respect to each Class of Certificates, the rate set forth for such Class in Section 2.05(b).

     "Paying Agent" has the meaning assigned in Section 8.01(c).


                                      1-24

     "Payment Date" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in March 2000.

     "Percentage Interest" means, as to any Certificate or the Class C Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to: (i) as to any Certificate, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original Principal Balance of the related Class and (ii) as to any Class C Certificate, the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates and the Class C Certificate shall equal 100%, respectively.

     "Permitted Transferee" means, in the case of a transfer of the Class C Certificate, a Person that is not a Plan or a Disqualified Organization, except as permitted by Sections 9.02(b)(2) and (3), respectively.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" has the meaning assigned in Section 9.02(b)(2).

     "Pool Factor" means, at any time, the percentage derived from a fraction, the numerator of which is the Aggregate Certificate Principal Balance at such time and the denominator of which is the Original Aggregate Certificate Principal Balance.

     "Pool Scheduled Principal Balance" means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding Due Period.

     "Post-Funding Payment Date" means the Payment Date on, or the first Payment Date after, the last day of the Pre-Funding Period.

     " Pre-Funded Amount" means, with respect to any date of determination, the amount then on deposit in the Pre-Funding Account, after giving effect to any sale of Subsequent Loans to the Trust on such date.

     "Pre-Funding Account" means the account so designated, established and maintained pursuant to Section 8.08.

     "Pre-Funding Period" means the period beginning on the Closing Date and ending on the earliest of (a) the date on which the amount on deposit in the Pre-Funding Account is less than


                                      1-25

$10,000.00, or (b) the close of business on May 12, 2000, or (c) the date on which an Event of Termination occurs.

     "Prepaid Loan" has the meaning assigned in Section 2.06.

     "Prepayment Charges" means all prepayment premiums, penalties and similar charges paid by any Obligor in connection with, and as a condition to, prepayment in part or in full of a Loan.

     "Prepayment Term" means the period ending May 15, 2005, after which no Prepayment Charges are payable under the terms of any Loan.

     "Principal Prepayment" means a payment or other recovery of principal on a Loan (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a partial prepayment, upon the next scheduled payment date on such Loan) to reduce the outstanding principal amount due on such Loan prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Loan.

     "Rating Agencies" means S&P, Moody's and Duff & Phelps.

     "Realized Losses" means, for any Payment Date, the aggregate Net Liquidation Losses for all Loans that became Liquidated Loans during the immediately preceding Due Period.

     "Record Date" means, with respect to any Payment Date, the Business Day immediately preceding such Payment Date.

     "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

     "REMIC Provisions" means the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "Replaced Loan" has the meaning assigned in Section 3.06(b).

     "Repurchase Price" means, with respect to a Loan to be repurchased pursuant to Section 3.06 or which becomes a Liquidated Loan, an amount equal to (a) the remaining principal amount outstanding on such Loan (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02), plus (b) interest at


                                      1-26
the weighted average pass-through rate on such Loan from the end of the Due Period with respect to which the Obligor last made a scheduled payment (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02) through the date of such repurchase or liquidation.

     "Responsible Officer" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto; provided that, if S&P no longer has a rating outstanding on any Class of the Certificates, then references herein to "S&P" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of S&P shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Scheduled Principal Balance" means, with respect to any Loan and any Payment Date, the Cut-off Date or any Subsequent Cut-off Date, the principal balance of such Loan as of the due date in the Due Period immediately preceding such Payment Date, Cut-off Date or Subsequent Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Loan the Cut- off Date is the date of origination of the Loan, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Loan on its date of origination.

     "Senior Enhancement Percentage" means, for any Payment Date, a fraction, expressed as a percentage,

          (x) the numerator of which is the excess of (A) the Pool Scheduled Principal Balance over (B) the Principal Balance of the most senior Class of Certificates outstanding, and

          (y) the denominator of which is the Pool Scheduled Principal Balance.


                                      1-27

     "Service Transfer" has the meaning assigned in Section 7.02.

     "Servicer" means the Originator until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

     "Sixty-Day Delinquency Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 60 days or more as of the end of the prior Due Period (including such Loans in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance of the Loans for such Payment Date.

     "Stepdown Date" means the later of (A) the Payment Date in March 2003 and
(B) the first Payment Date on which the Class AV Principal Balance is less than or equal to 58.10% of the Pool Scheduled Principal Balance.

     "Subsequent Cut-off Date" means, with respect to a Subsequent Loan, the last day of the month in which the Subsequent Transfer Date occurs.

     "Subsequent Loan" means a Loan sold by the Seller to the Trust pursuant to
Section 2.03, such Loan being identified as such in the Subsequent Transfer Instrument.

     "Subsequent Transfer Date" means, with respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Loans are sold to the Trust.

     "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Seller substantially in the form of Exhibit O, by which the Seller sells Subsequent Loans to the Trust.

     "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor by the Calculation Agent, for the purpose of displaying London interbank offered rates of major banks).

     "Transfer Agreement" means that Transfer Agreement between Conseco Finance Securitizations Corp., as purchaser, and Conseco Finance Corp., as seller, dated as of February 1, 2000.


                                      1-28

     "Trigger Event" exists for any Payment Date if (i) the Average Sixty-Day Delinquency Ratio Test for the Loans is not satisfied or (ii) the Cumulative Realized Losses Test for the Loans is not satisfied.

     "Trust" means Home Equity Loan Trust 2000-A.

     "Trust Fund" means the corpus of the Trust created by this Agreement which consists of (i) all the rights, benefits and obligations arising from and in connection with the Loans, including without limitation all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the Cut-off Date, or Subsequent Cut-off Date with respect to Subsequent Loans, (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan, (iii) all rights of the Seller under the Transfer Agreement, (iv) all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Loans, (vii) all documents contained in the Loan Files, (viii) the Class BV-2 Limited Guaranty, (ix) amounts in the Certificate Account, the Capitalized Interest Account, the Pre-Funding Account and the Available Funds Cap Carryover Reserve Account (including all proceeds of investments of funds in the Certificate Account) and (x) all proceeds and products of the foregoing.

     "Trustee Advance" has the meaning assigned in Section 11.15.

     "Underwriters" means Credit Suisse First Boston Corporation and Banc of America Securities LLC.

     "Underwriting Agreement" means the Underwriting Agreement and related Terms Agreement, each dated February 4, 2000, among the Originator, the Seller and the Underwriters.

     "Unpaid Class AV Interest Shortfall" means, as to the Class AV Certificates and any Payment Date, the amount, if any, of the Class AV Interest Shortfall applicable to such Class for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date thereon (to the extent payment thereof is legally permissible) at the Class AV Pass-Through Rate.

     "Unpaid Class BV-1 Interest Shortfall" means, with respect to the Class BV-1 Certificates and any Payment Date, the amount, if any, of the Class BV-1 Interest Shortfall for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date thereon (to the extent payment thereof is legally permissible) at the Pass-Through Rate for such Class.


                                      1-29

     "Unpaid Class BV-1 Liquidation Loss Interest Shortfall" means, with respect to the Class BV-1 Certificates and any Payment Date, the amount, if any, of the Class BV-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date thereon (to the extent payment thereof is legally permissible) at the Class BV-1 Pass-Through Rate.

     "Unpaid Class BV-2 Interest Shortfall" means, with respect to the Class BV-2 Certificates and any Payment Date, the amount, if any, of the Class BV-2 Interest Shortfall for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date (to the extent payment thereof is legally permissible) at the Class BV-2 Pass-Through Rate.

     "Unpaid Class MV-1 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class MV-1 Interest Carryover Shortfall, if any, for the immediately prior Payment Date, plus (y) the Class MV-1 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of the Class MV-1 Certificates on account of any Class MV-1 Interest Shortfall pursuant to Section 8.04(b)(3) on such immediately prior Payment Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class MV-1 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class MV-1 Liquidation Loss Interest Shortfall" means, with respect to the Class MV-1 Certificates and any Payment Date, the amount, if any, of the Class MV-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date thereon (to the extent payment thereof is legally permissible) at the Class MV-2 Pass-Through Rate.

     "Unpaid Class MV-2 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the remainder of (x) the Class MV-2 Interest Shortfall, if any, for the immediately prior Payment Date, plus (y) the Class MV-2 Interest Shortfall determined as of such immediately prior Payment Date, minus (z) all amounts distributed to the Holders of the Class MV-2 Certificates on account of any Class MV-2 Interest Shortfall pursuant to Section 8.04(b)(4) on such immediately prior Payment Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class MV-2 Interest Rate on such remainder from such immediately prior Payment Date to the current Payment Date.

     "Unpaid Class MV-2 Liquidation Loss Interest Shortfall" means, with respect to the Class MV-2 Certificates and any Payment Date, the amount, if any, of the Class MV-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus interest from and including the immediately preceding Payment Date to but excluding the current Payment Date thereon (to the extent payment thereof is legally permissible) at the Class MV-2 Pass-Through Rate.


                                      1-30

     "Weighted Average Debt Consolidation Percentage" means the weighted average, by Scheduled Principal Balance, of Loans, the proceeds of which were used by the related Obligors for the purpose of debt consolidation.

     "Weighted Average Loan Rate" means, for any Payment Date, the weighted average (determined by Scheduled Principal Balance) of the Loan Interest Rates for all Loans that were outstanding during the immediately preceding month.

     "Weighted Average Pass-Through Rate" means, for any Payment Date, with respect to any Loan, the sum of (i) the weighted average (expressed as a percentage and rounded to four decimal places) of the Class AV, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Pass-Through Rates, weighted on the basis of the respective Class AV, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Principal Balances immediately prior to such Payment Date.

     SECTION 1.03. Calculation of Interest on the Certificates. Interest on the Certificates shall be computed on the basis of actual days elapsed in a year of 360 days.


                                      1-31

                                   ARTICLE II

                    ESTABLISHMENT OF TRUST; TRANSFER OF LOANS
                    -----------------------------------------

     SECTION 2.01. Closing.

          a. There is hereby created, by the Seller as settlor, a separate trust which shall be known as Home Equity Loan Trust 2000-A. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Class C Certificateholder.

          b. The Seller hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution and delivery of an assignment substantially in the form of Exhibit D hereto, all the right, title and interest of the Seller in and to the Loans, including all rights to receive payments on or with respect to the Loans due after the Cut-off Date, or Subsequent Cut-off Date in respect of the Subsequent Loans, all rights of the Seller under the Transfer Agreement and all other assets now or hereafter included in the Trust Fund. Each such transfer and assignment is intended by the Seller to be a sale of such assets for all purposes, including, without limitation, the Federal Bankruptcy Code, to the end that all such assets will hereafter cease to be the property of the Seller and would not be includable in the estate of the Seller or the Originator for purposes of Section 541 of the Federal Bankruptcy Code.

          c. Although the parties intend that each conveyance pursuant to this Agreement of the Seller's right, title and interest in and to the Loans (including the Subsequent Loans) shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be loans, the parties intend that the rights and obligations of the parties to such loans shall be established pursuant to the terms of this Agreement. If the conveyances are deemed to be loans, the parties further intend and agree that the Originator and the Seller shall be deemed to have granted to the Trustee and the Originator and the Seller do hereby grant to the Trustee, a perfected first-priority security interest in the Trust Fund and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate or Class C Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02. Conditions to the Closing. On or before the Closing Date, the Seller shall deliver or cause to be delivered the following documents to the
Trustee:

          a. The List of Loans attached to this Agreement as Exhibit L, certified by the Chairman of the Board, President or any Vice President of the Seller.

          b. A certificate of an officer of the Originator substantially in the form of Exhibit E hereto on behalf of the Seller and the Originator.


                                       2-1

          c. An Opinion of Counsel for the Seller substantially in the form of Exhibit F hereto.

          d. A letter, acceptable to the Underwriters, from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Loans on a statistical sampling basis and setting forth the results of such review.

          e. Copies of resolutions of the board of directors of the Seller or of the executive committee of the board of directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Seller.

          f. Officially certified recent evidence of due incorporation and good standing of the Seller under the laws of the State of Minnesota.

          g. An Officer's Certificate listing the Servicer's Servicing Officers.

          h. Evidence of continued coverage of the Servicer under the Errors and Omissions Protection Policy.

          i. Evidence of deposit in the Certificate Account of all funds received with respect to the Loans from the Cut-off Date to the Closing Date, other than principal due on or before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          j. The Loan Files for the Initial and Additional Loans and an Officer's Certificate confirming that the Originator has reviewed the original or a copy of each Initial and Additional Loan and each related Loan File, that each such Loan and Loan File conforms in all material respects with the List of Loans and that each such Loan File is complete in accordance with the definition thereof and has been delivered to the Trustee (or its custodian).

          k. Assignments in recordable form to the Trustee of the mortgages, deeds of trust and security deeds relating to the Initial Loans.

          l. Evidence of the deposit of $15,404,203.98 in the Pre-Funding
     Account.

          m. Evidence of the deposit of $-0- in the Capitalized Interest
     Account.

          n. Evidence of the deposit of $10,000 in the Available Funds Cap Carryover Reserve Account.


                                       2-2

          o. Letters from each of the Rating Agencies evidencing the following ratings for the Certificates:


   Class              S&P Rating            Moody's Rating        Duff & Phelps
                                                                      Rating
---------------       ----------            --------------        -------------
AV.............           AAA                     Aaa                  AAA
MV-1...........           AA                      Aa2                   AA
MV-2...........            A                      A2                    A
BV-1...........           BBB                     Baa1                 BBB+
BV-2...........          BBB-                     Baa3                 BBB

     SECTION 2.03. Conveyance of the Subsequent Loans.

          a. Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Seller in and to the Subsequent Loans identified on the List of Loans attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Loans due after the related Subsequent Cut- off Date, and all items with respect to such Subsequent Loans in the related Loan Files. The transfer to the Trustee by the Seller of the Subsequent Loans shall be absolute and is intended by the Seller, the Trustee, the Certificateholders and the Class C Certificateholder to constitute and to be treated as a sale of the Subsequent Loans by the Seller or the Originator to the Trust.

          The purchase price paid by the Trustee shall be one hundred percent (100%) of the aggregate Cut-off Date Principal Balances of such Subsequent Loans. The purchase price of Subsequent Loans shall be paid solely with amounts in the Pre-Funding Account. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

          b. The Seller shall transfer to the Trustee the Subsequent Loans, and the Trustee shall release funds from the Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (i) the Seller shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Loans;

               (ii) the Seller shall have delivered the related Loan File for each Subsequent Loan to the Trustee at least two Business Days prior to the Subsequent Transfer Date;


                                       2-3

               (iii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit O, which shall include a List of Loans identifying the related Subsequent Loans;

               (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Seller shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

               (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the REMIC) or the Certificateholders or Class C Certificateholder;

               (vi) the Pre-Funding Period shall not have ended;

               (vii) the Seller shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit P, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01, 3.02, 3.03, 3.04 and 3.05;

               (viii) the Seller and the Originator shall have delivered to the Trustee Opinions of Counsel addressed to S&P, Moody's, Duff & Phelps and the Trustee with respect to the transfer of the Subsequent Loans substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters;

               (ix) no Subsequent Loan will have a Combined LTV greater than 100%, and;

               (x) the Seller shall have delivered assignments in recordable form to the Trustee of the mortgages, deeds of trust and security deeds relating to the Subsequent Loans.

          c. Before the last day of the Pre-Funding Period, the Seller shall deliver to the Trustee:

               (i) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm retained by the Seller (with copies provided to S&P, Moody's, Duff & Phelps, the Underwriters and the Trustee) that is in form, substance and methodology the same as that dated February 24, 2000 and delivered under Section 2.02(d) of this Agreement, except that it shall address the Subsequent Loans and their conformity in all material respects to the characteristics described in Sections 2.03 (b)(ix) and 3.04(b) of this Agreement.


                                      2-4

               (ii) Evidence that, as a result of the purchase by the Trust of the Subsequent Loans, none of the ratings assigned to the Class A Certificates as of the Closing Date by S&P, Moody's or Duff & Phelps will be reduced, withdrawn or qualified.

               (iii) Evidence that the aggregate Cut-off Date Principal Balances of the Subsequent Loans, not specifically identified as Subsequent Loans as of the Closing Date, do not exceed 25% of the Original Aggregate Certificate Principal Balance.

     SECTION 2.04. Acceptance by Trustee.

          a. On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Seller substantially in the form of Exhibit G hereto (an "Acknowledgment") acknowledging conveyance of the Loans identified on the applicable List of Loans and the related Loan Files to the Trustee and declaring that the Trustee, directly or through a Custodian, will hold all Loans that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all Certificateholders and the Class C Certificateholders.

          b. The Trustee or a Custodian shall review each Loan File, as described in Exhibit G, within 60 days of the Closing Date or later receipt by it of the Loan File. If, in its review of the Loan Files as described in Exhibit G, the Trustee or a Custodian discovers a breach of the representations or warranties set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Section 2.02(j) or 2.03(b)(vii) of this Agreement, the Trustee or Custodian, as the case may be, shall notify the Seller and the Originator shall cure such breach or repurchase or replace such Loan pursuant to Section 3.06.

     SECTION 2.05. REMIC Provisions.

          a. The Originator, as Servicer, and the Class C Certificateholders, by acceptance thereof, each agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide an election for the Trust (exclusive of the Prefunding Account, the Interest Coverage Account and the Available Funds Cap Carryover Reserve Account to be treated as a REMIC under the Code for such taxable year and all subsequent taxable years, and the Trustee shall sign such return. In furtherance of the foregoing, the Trustee (at the direction of the Originator, the Seller or the Servicer), the Originator, the Seller and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a REMIC under the REMIC Provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status. For purposes of the REMIC election (i) the Certificates shall be designated as the "regular interests" in the REMIC and (ii) the Class C Certificate shall be designated as the sole class of "residual interests" in the REMIC. The Trustee shall not permit the creation of any "interests" in the REMIC (within the meaning of the REMIC Provisions) other than the Certificates and the Class C Certificate.


                                      2-5

          b. The Certificates are being issued in six classes. The following terms of the Certificates are irrevocably established as of the Closing
     Date:

                                                                               Original Class
 Class                       Pass-Through Rate Per Annum                     Principal Balance
------------   -------------------------------------------------------   ----------------------
Class AV       a floating rate per annum equal to the lesser of (a)      $          237,150,000
               one-month LIBOR plus 0.28%, or (b) the
               Available Funds Pass-Through Rate, but in no case
               more than 14.0%.
Class MV-1     a floating rate per annum equal to the lesser of (a)      $           17,250,000
               one-month LIBOR plus 0.50%, or (b) the
               Available Funds Pass-Through Rate, but in no case
               more than 14.0%.
Class MV-2     a floating rate per annum equal to the lesser of (a)      $           18,000,000
               one-month LIBOR plus 0.95%, or (b) the
               Available Funds Pass-Through Rate, but in no case
               more than 14.0%.
Class BV-1     a floating rate per annum equal to the lesser of (a)      $            9,300,000
               one-month LIBOR plus 2.50%, or (b) the
               Available Funds Pass-Through Rate, but in no case
               more than 14.0%.
Class BV-2     a floating rate per annum equal to the lesser of (a)      $           13,800,000
               one-month LIBOR plus 2.80%, or (b) the
               Available Funds Pass-Through Rate, but in no case
               more than 14.0%.
Class P        None                                                      $                  100


          c. The Closing Date, which is the day on which the Trust will issue all of its regular and residual interests, is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          d. After the Closing Date, neither the Trustee, the Originator, the Seller nor any Servicer shall (i) accept any contribution of assets to the Trust, (ii) dispose of any portion of the Trust other than as provided in Sections 3.06, 3.07 and 8.06, (iii) engage in any transaction that would result in the imposition of tax on "prohibited transactions," as defined in
     Section 860F(a)(1) of the Code, (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Trust of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or (v), the Trustee shall have received an unqualified Opinion of


                                      2-6

     Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly, (A) adversely affect the status of the Trust as a REMIC or the status of the Certificates and Class C Certificate as "regular interests" and the sole class of "residual interests," respectively, therein, in each case for federal income tax purposes, (B) affect the distributions payable hereunder to the Certificateholders or the Class C Certificateholders or (C) result in the imposition of any lien, charge or encumbrance upon the Trust.

          e. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Loan, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Trust of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Trust, as defined in Section 860F of the Code, or cause the Trust to fail to qualify as a REMIC at any time that the Certificates or Class C Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Trust of any income attributable to any asset which is neither a qualified mortgage nor a permitted investment within the meaning of the REMIC Provisions.

     SECTION 2.06. Seller Option to Substitute for Prepaid Loans. The Seller may, at its option, substitute new loans for Loans as to which a Principal Prepayment in Full has been received by the Servicer prior to May 24, 2000 ("Prepaid Loans"), up to a maximum of 5% of the Cut-Off Date Pool Principal Balance, upon satisfaction of the following conditions:

          (i) the Seller shall have conveyed to the Trustee the Loan to be substituted for the Prepaid Loan and the Loan File related to such Loan and the Seller shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

          (ii) the Loan to be substituted is an Eligible Substitute Loan and the Seller delivers an Officers' Certificate, substantially in the form of Exhibit J-3 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

          (iii) the Seller shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;


                                      2-7

          (iv) the Seller shall have delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for the mortgage securing such Loan to be substituted;

          (v) such substitution shall be accomplished prior to the Determination Date immediately following the calendar month in which the Principal Prepayment in Full was received by the Servicer, and no such substitution shall take place after May 24, 2000.

          (vi) the Seller shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Loan for such Prepaid Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit F hereto; and

          (vii) if the Principal Prepayment received in respect of such Prepaid Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, such excess shall be distributed to Certificateholders on the related Payment Date as a prepayment of principal.

     Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to the List of Loans.

     Any substitutions pursuant to this Section 2.06 may be accomplished on a loan-by-loan basis or on an aggregate basis as to all Prepaid Loans with respect to a given calendar month.


                                       2-8

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Seller and the Originator make the following representations and warranties. The Trustee will rely on the representations and warranties in accepting the Loans in trust and issuing the Certificates and the Class C Certificate on behalf of the Trust. The repurchase or substitution and indemnification obligations of the Originator set forth in Section 3.06 constitute the sole remedies available to the Trust, the Certificateholders or the Class C Certificateholder for a breach of a representation or warranty of the Originator set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii) of this Agreement.

     SECTION 3.01. Representations and Warranties Regarding the Seller. The Seller represents and warrants to the Certificateholders and the Class C Certificateholder, effective on the Closing Date and each Subsequent Transfer Date, that:

          a. Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

          b. Authorization; Binding Obligations. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          c. No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.


                                       3-1

          d. No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.

          e. Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Certificates or the Class C Certificate which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

          f. Licensing. The Seller is duly licensed in each state in which Loans were originated to the extent the Seller is required to be licensed by applicable law in connection with the origination and servicing of the Loans.

     SECTION 3.02. Representations and Warranties Regarding Each Loan. The Originator has made the following representations and warranties to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

          a. List of Loans. The information set forth in the List of Loans is true and correct as of its date.

          b. Payments. No scheduled payment due under the Loan was delinquent over 31 days as of the Cut-off Date if an Initial Loan or 10 days as of the related Cut-off Date or Subsequent Cut-off Date, if an Additional Loan or a Subsequent Loan.

          c. Costs Paid and No Waivers. The terms of the Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Loan have been paid. The subject real property has not been released from the lien of such Loan.

          d. Binding Obligation. The Loan is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.


                                       3-2

          e. No Defenses. The Loan is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Loan or the exercise of any right thereunder will not render the Loan unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          f. Insurance Coverage. The Originator has been named as an additional insured party under any hazard insurance on the property described in the Loan, to the extent required by the Originator's underwriting guidelines. If upon origination of the Loan, the property securing the Loan was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

          g. Combined LTV. The Combined LTV for the Loan is not greater than 100%.

          h. Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class C Certificate unlawful or render the Loan unenforceable. The Originator has duly executed a valid blanket assignment of the Loans transferred to the Seller, and has transferred all its right, title and interest in such Loans, including all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, to the Seller. The blanket assignment, any and all documents executed and delivered by the Originator pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Originator enforceable in accordance with its respective terms.

          i. Compliance with Law. At the date of origination of the Loan, all requirements of any federal and state laws, rules and regulations applicable to the Loan, including, without limitation, usury and truth in lending laws, have been complied with and the Originator shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.

          j. Loan in Force. The Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real estate securing such Loan has not been released from the lien of such Loan in whole or in part.


                                       3-3

          k. Valid Lien. The Loan has been duly executed and delivered by the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first priority lien on the real estate described in such Loan.

          l. Capacity of Parties. The signature(s) of the Obligor(s) on the Loan are genuine and all parties to the Loan had full legal capacity to execute the Loan.

          m. Good Title. The Originator is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Seller under the terms of the Transfer Agreement. There has been no assignment, sale or hypothecation of the Loan by the Originator except the usual past hypothecation of the Loan in connection with the Originator's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Loan to the Seller. The Originator has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Seller.

          n. No Defaults. As of the Cut-off Date or Subsequent Cut-off Date, as applicable, there was no default, breach, violation or event permitting acceleration existing under the Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Loan (except payment delinquencies permitted by clause (b) above). The Originator has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause
     (b) above.

          o. Equal Installments. The Loan provides for monthly payments which fully amortize the Loan over its term.

          p. Enforceability. Each Loan contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the lien provided thereby.

          q. One Original. There is only one original executed promissory note, which promissory note has been delivered to the Trustee or its Custodian on or before the Closing Date or Subsequent Transfer Date if a Subsequent Loan.

          r. Genuine Documents. All documents submitted are genuine, and all other representations as to each Loan, including the List of Loans, are true and correct. Any copies of documents provided by the Originator are accurate and complete (except that, with respect to each Loan that was originated by a lender other than the Originator, the


                                      3-4

     Originator makes such representation and warranty only to the best of the Originator's knowledge).

          s. Origination. Each Loan was originated by a home equity lender in the ordinary course of such lender's business or was originated by the Originator directly.

          t. Underwriting Guidelines. Each Loan was originated or purchased in accordance with the Originator's then-current underwriting guidelines.

          u. Good Repair. The property described in the Loan is, to the best of the Originator's knowledge, free of damage and in good repair.

          v. Qualified Mortgage. The Loan represents a "qualified mortgage" within the meaning of the REMIC Provisions. The Originator represents and warrants that, either as of (i) the date of origination (within the meaning of the REMIC Provisions) or (ii) the Closing Date or, if a Subsequent Loan, the Subsequent Transfer Date, the fair market value of the interest in real property securing each Loan was not less than 80% of the "adjusted issue price" (in each case within the meaning of the REMIC Provisions) of such Loan.

          w. Interest Rate and Payment Amount Adjustments. With respect to each Loan, the Loan Interest Rate and monthly payment have been adjusted in accordance with the terms of the Loan. All required notices of interest rate and payment amount adjustments have been sent to the Obligor on a timely basis and the computations of such adjustments were properly calculated. All Loan Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Loan.

          x. Title Insurance. Each Loan is covered by an American Land Title Association lender's title insurance policy, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1. The applicable terms of the Loan pertaining to adjustments of the Loan Interest Rate and the monthly payment and payment adjustments in connection therewith are enforceable and will not affect the priority of the lien of the related mortgage. The Loan Interest Rate and monthly payment on the Loan have been timely and appropriately adjusted, if such adjustment is required, and the respective Obligor timely and appropriately advised.

          Prepayment Term. No Prepayment Charges are payable under the Loan after the 60th month following the origination date of the Loan.

     SECTION 3.03. Additional Representations and Warranties. The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to


                                      3-5
each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

          a. Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class C Certificate unlawful or render the Loan unenforceable. The Seller has duly executed a valid blanket assignment of the Loans transferred to the Trust, and has transferred all its right, title and interest in such Loans. The blanket assignment, any and all documents executed and delivered by the Seller pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms.

          b. Good Title. The Seller is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loan by the Seller, which hypothecation terminates upon sale of the Loan to the Trust. The Seller has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Trust.

     SECTION 3.04. Representations and Warranties Regarding the Loans in the Aggregate. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder, as of the Closing Date with respect to the Initial Loans and Additional Loans, and as of each Subsequent Transfer Date with respect to the related Subsequent Loans, that:

          a. Amounts. As of the Closing Date, the sum of the Cut-off Date Pool Principal Balance, plus the Original Pre-Funded Amount, equals at least the Original Aggregate Certificate Principal Balance. By Cut-off Date Principal Balance, the Initial Loans and Additional Loans specifically identified as of the Closing Date represent at least 75% of the Original Aggregate Certificate Principal Balance.

          b. Characteristics. The Loans have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed creating a first lien on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) no Initial Loan has a final scheduled payment date later than January 2030, no Additional Loan has a final scheduled payment date later than February 2030 and no such Subsequent Loan has a final scheduled payment date later than May 2030; (iv) the Loan Interest Rate on each is subject to semiannual adjustment, after an initial period of up to 36 months, to equal the sum of (A) the per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of


                                      3-6
     major banks, as published in The Wall Street Journal, plus (B) a fixed percentage amount specified in the related Loan (the "gross margin"), provided that the Loan Interest Rate will not increase on any adjustment date by more than 6.0% per annum and will not exceed a maximum rate specified in the related Loan; (v) none has a gross margin of less than 2.0% or more than 13.0%; (vi) none had a principal balance at origination of more than $394,000; and (vii) none of the Initial or Additional Loans have a Loan Interest Rate less than 7.60%.

          None of the Initial or Additional Loans has a Minimum Loan Rate of less than 4.50%. None of the Subsequent Loans will have a Minimum Loan Rate of less than 4.50%.

          The weighted average (by Scheduled Principal Balance) loan to value ratio of the Loans as of the Post-Funding Payment Date will not be more than 200 basis points more than such ratio with respect to the Initial Loans.

          The weighted average (by Scheduled Principal Balance) of the Loan Interest Rates of the Loans as of the Post-Funding Payment Date will not be more than 25 basis points less than the weighted average of the Loan Interest Rates of the Initial Loans.

          The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are identified by the Originator under its standard underwriting criteria as "B," "C," and "D" credits will not be more than 300 basis points, 200 basis points, and 100 basis points, respectively, more than the percentage of Initial Loans identified as "B," "C," and "D" credits.

          All Loans. All of the Initial Loans are secured by a first priority lien. As of the Post- Funding Payment Date, none of the Loans are secured by a second or third priority lien.

               The percentage (by Scheduled Principal Balance) of the Loans as of the Closing Date, which are identified by the Originator as debt consolidation loans is 10.75%. As of the Subsequent Transfer Date, such percentage of debt consolidation loans will not be greater than 15.00%.

          c. Geographic Concentrations. By Cut-off Date Principal Balance, 15.21% of the Initial and Additional Loans are secured by property located in California, 7.67% in Maryland, 6.61% in Colorado and 5.05% in Virginia. No other state represents more than 5.13% of the aggregate Cut-off Date Principal Balances of the Initial and Additional Loans.

          The weighted average (by Scheduled Principal Balance) of the debt-to-income ratio of the Loans as of the Post-Funding Payment Date will not be more than 42.49%.


                                      3-7

                   The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are owner-occupied will be at least 98.00%.

          The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are Single Family will be at least 95.00%.

          No more than 1% of the Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          d. Marking Records. The Originator has caused the portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

          e. No Adverse Selection. No adverse selection procedures have been employed in selecting the Loans.

          f. Lender Concentration. No more than 5.0% of the Loans, by Cut-off Date Principal Balance, were originated by any one lender (other than the Originator), except for Evergreen Moneysource, which such lender originated no more than 8.16% of the Loans, by Cut-off Date Principal Balance.

          g. Home Ownership and Equity Protection Act. With respect to any Loan subject to the Home Ownership and Equity Protection Act of 1994, each such Loan has been originated and serviced in compliance with the provisions thereof.

     SECTION 3.05. Representations and Warranties Regarding the Loan Files. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C
Certificateholder that:

          a. Possession. On the Closing Date, the Trustee or a Custodian will have possession of each original Initial Loan and Additional Loan and the related Loan File. On each Subsequent Transfer Date, the Originator will have possession of each original Subsequent Loan being transferred to the Trust on that Subsequent Transfer Date and the related Loan File. There are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Originator to make, or cause to be made, any delivery required hereunder or under the Transfer Agreement.

          b. Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans and the Loan Files by the Originator pursuant to the Transfer Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.


                                      3-8

     SECTION 3.06. Repurchases of Loans for Breach of Representations and Warranties.

          a. Subject to Section 3.07, the Originator shall repurchase a Loan, at its Repurchase Price, not later than 90 days after the day on which the Originator, the Servicer, the Seller or the Trustee first discovers or should have discovered a breach of a representation or warranty set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii), that materially and adversely affects the Trust's, the Certificateholders' or the Class C Certificateholder interest in such Loan and which breach has not been cured within such time; provided, however, that (i) in the event that a party other than the Originator first becomes aware of such breach, such discovering party shall notify the Originator in writing within 5 Business Days of the date of such discovery and (ii) with respect to any Loan incorrectly described on the List of Loans with respect to Cut-off Date Principal Balance, which the Originator would otherwise be required to repurchase pursuant to this Section, the Originator may, in lieu of repurchasing such Loan, deliver to the Seller for deposit in the Certificate Account within 90 days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders and the Class C Certificateholder on the immediately following Payment Date as a collection of principal or interest on such Loan, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII.

          b. On or prior to the date that is the second anniversary of the Closing Date, the Originator may, at its election, substitute an Eligible Substitute Loan for a Loan that it is obligated to repurchase pursuant to
     Section 3.06(a) (such Loan being referred to as the "Replaced Loan") upon satisfaction of the following conditions:

               (i) the Originator shall have conveyed to the Seller the Loan to be substituted for the Replaced Loan and the Loan File related to such Loan and the Originator shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

               (ii) the Loan to be substituted is an Eligible Substitute Loan and the Originator delivers an Officers' Certificate, substantially in the form of Exhibit J-2 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

               (iii) the Originator shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Originator as debtor, naming the Seller as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;

               (iv) the Originator shall have delivered to the Trustee an executed assignment to the Seller and to the Trustee on behalf of the Trust in recordable form for the mortgage securing such Loan to be substituted;


                                      3-9

               (v) the Originator shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Loan for such Replaced Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit F hereto; and

               (vi) if the Scheduled Principal Balance of such Replaced Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, the Originator shall have delivered to the Seller for deposit in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

          Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to, and delete such Replaced Loan from, the List of Loans. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Originator becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in Section 3.06(a). Promptly after any such substitution of a Loan, the Originator shall give written notice of such substitution to S&P, Moody's and Duff & Phelps.

          c. If the Originator is required to repurchase a Loan under Section 3.06(a) or has elected to substitute an Eligible Substitute Loan for a Loan under Section 3.06(b), and if the reason for such repurchase or substitution is that the Originator has failed to deliver to the Trustee the Loan File for the Loan to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.06(a) and 3.06(b), the Originator shall either (i) repurchase such Loan, at its respective Repurchase Price, within 30 days of the Closing Date, or (ii) substitute an Eligible Substitute Loan for the Loan within 90 days of the Closing Date.

          d. The Originator shall defend and indemnify the Seller, the Trustee, the Certificateholders, and the Class C Certificateholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

     SECTION 3.07. No Repurchase Under Certain Circumstances. Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.06 shall be made unless the Originator (at its own expense) obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions,
(i) cause the Trust to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or (iii) constitute a contribution after the startup day subject to


                                      3-10
tax under Section 860G(d) of the Code. The Originator diligently shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to Section 3.06(a) or 3.07, the Originator shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, repurchase such Loan or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(i) of the Code or imposed on "contributions after startup date" under Section 860G(d) of the Code from amounts otherwise distributable to the Class C Certificateholder. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Originator pursuant to the guarantee of the Originator described above and give notice as to who should receive such payment.

     The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Originator or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Originator.

     In the event any tax that is guaranteed by the Originator pursuant to this
Section 3.07 is refunded to the Trust or otherwise is determined not to be payable, the Originator shall be repaid the amount of such refund or that portion of any guarantee payment made by the Originator that is not applied to the payment of such tax.


                                      3-11

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
           -----------------------------------------------------------

     SECTION 4.01. Transfer of Loans.

          a. On or prior to the Closing Date, or the Subsequent Transfer Date in the case of Subsequent Loans, the Originator shall deliver the Loan Files to the Trustee. The Trustee shall maintain the Loan Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Loan File to the Servicer pursuant to Section 5.07. The Originator has filed a form UCC-1 financing statement regarding the sale of the Loans to the Seller, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect the security interest granted pursuant to Section 2.01. The Originator shall take any other actions necessary to maintain the perfection of such security interest.

          b. If at any time during the term of this Agreement the Originator does not have a long- term senior debt rating of A- or higher from S&P, Moody's (if rated by Moody's) and Duff & Phelps (if rated by Duff & Phelps), (i) the Originator shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Loan and assignments in recordable form of each mortgage, deed of trust or security deed securing a Loan, and (ii) the Trustee, at the Originator's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Loan; provided, however, that the recording of such assignments shall not be required if the Trustee receives written confirmation from S&P, Moody's and Duff & Phelps that the ratings of the Certificates would not be reduced or withdrawn by the failure to execute and file such assignments; provided further, however, that the recording of such assignments shall not be required if the Originator delivers an Opinion of Counsel to the effect that such assignment and recordation is not necessary to effect the assignment to the Trustee of the Originator's lien on the real property securing each Loan.

          c. If, as of the Post-Funding Payment Date, the aggregate Scheduled Principal Balance of Loans secured by real property located in Maryland ("Maryland Loans") exceeds 10% of the Pool Scheduled Principal Balance, the Originator shall, within sixty (60) days, submit to the appropriate recording offices the assignments to the Trustee on behalf of the Trust of the number of mortgages, deeds of trust or security deeds required to reduce to less than 10% of the Pool Scheduled Principal Balance the aggregate Scheduled Principal Balance of Maryland Loans as to which such assignments are not recorded.

     SECTION 4.02. Costs and Expenses. The Servicer agrees to pay all reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the


                                      4-1

Loans (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).


                                       4-2

                                    ARTICLE V

                               SERVICING OF LOANS
                               ------------------

     SECTION 5.01. Responsibility for Loan Administration. The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all contractual and customary undertakings of the holder of the Loans to the Obligor. Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of Conseco Finance Corp., for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Conseco Finance Corp. is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

     The Servicer shall, with respect to each Loan which does not provide for a fixed interest rate over the life of the Loan, make adjustments to the interest rate and the payments due on such Loan in compliance with applicable regulatory adjustable mortgage loan requirements and the terms of the Loan. The Servicer shall establish procedures to monitor the interest rate adjustment dates and the interest rate in order to assure that it correctly calculates any applicable interest rate change, and it will comply with those procedures. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Loans regarding such interest rate adjustments and payment adjustments.

     SECTION 5.02. Standard of Care. In managing, administering, servicing and making collections on the Loans pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar loans (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home equity loans for prudent institutional investors.

     SECTION 5.03. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Loan.

     SECTION 5.04. Inspection.

          a. At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans, which have not previously been provided to the Trust, and will cause its


                                      5-1
     personnel to assist in any examination of such records by the Trustee. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Loan and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Loan in this Agreement.

          b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by Certificateholders.

          c. A Certificateholder holding Certificates representing in the aggregate at least 5% of the Aggregate Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this
     Section 5.04.

     SECTION 5.05. Certificate Account.

          a. On or before the Closing Date, the Servicer shall establish the Certificate Account on behalf of the Trust, which shall be an Eligible Account. The Servicer shall pay into the Certificate Account, as promptly as practicable (but not later than the next Business Day) following receipt thereof, all amounts received with respect to the Loans, including Prepayment Charges, other than extension fees and assumption fees, which fees shall be retained by the Servicer as compensation for servicing the Loans, and other than Liquidation Expenses permitted by Section 5.08. The Trustee shall hold all amounts paid into the Certificate Account under this Agreement in trust for the Trustee, the Certificateholders and the Class C Certificateholder until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

          b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Any investment of funds in the Certificate Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements: (1) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee, and the agreement governing such account shall be governed by the laws of the State of Minnesota, (2) with respect to securities held in such account, such securities shall be (i) certificated securities (as such term is used in N.Y. U.C.C. ss. 8-102(4)(i)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware, (ii) either (A) in the possession of such institution, (B) in the possession of a clearing corporation (as such term is used in Minn. Stat. ss. 8-102(5)) in the State of New York, registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not


                                      5-2
     containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution, (C) held in an account of such institution with the Federal Reserve Bank of New York or the Federal Reserve Bank of Minneapolis, or (D) in the case of uncertificated securities, issued in the name of such institution, and (iii) identified, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof, and (3) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (2) above. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Payment Date pursuant to Section 8.04(b). An amount equal to any net loss on such investments shall be deposited in the Certificate Account by the Seller out of its own funds immediately as realized. The Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least A-1+ by S&P, P-1 by Moody's (if rated by Moody's), and D-1+ by Duff & Phelps (if rated by Duff & Phelps) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

               (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have a rating of AAA by both S&P, Moody's and Duff & Phelps, and whose only investments are in securities described in clauses (i) and (ii) above;

               (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of


                                       5-3
          the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

               (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AA from each of the Rating Agencies that has rated the corporation; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account;

               (vi) commercial paper having a rating of at least A-1+ from S&P and at least P-1 from Moody's (if rated by Moody's) and at least D-1+ from Duff & Phelps (if rated by Duff & Phelps) at the time of such investment;

               (vii) money market funds rated AAAm or AAAm-G by S&P; and

               (viii) other obligations or securities that are acceptable to each of the Rating Agencies as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by each of the Rating Agencies below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by each of the Rating Agencies, as evidenced in writing;

     provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC Provisions.

          The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments. The Servicer acknowledges that to the extent that regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Servicer the right to receive brokerage confirmations of security transactions as they occur, the Servicer specifically waives receipt of such confirmations.

          c. If at any time the Trustee receives notice (from any of the Rating Agencies, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee shall, as soon as practicable but in no event later than five Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee shall notify each of the Rating Agencies and the Servicer of the location of the Certificate Account.


                                       5-4

     SECTION 5.06. Enforcement.

          a. The Servicer shall, consistent with customary servicing procedures, act with respect to the Loans in such manner as will maximize the receipt of principal and interest on such Loans and Liquidation Proceeds with respect to Liquidated Loans.

          b. In accordance with the standard of care specified in Section 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any subject real estate, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Loan, including, for example, the sale of the Loan to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Certificateholders and the Class C Certificateholder. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Loan which became a Liquidated Loan in a prior Due Period.

          c. The Servicer may sue to enforce or collect upon Loans, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Loan, the act of commencement shall be deemed to be an automatic assignment of the Loan to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Loan, including bringing suit in its name or the names of the Certificateholders and the Class C Certificateholder.

          d. The Servicer may grant to the Obligor on any Loan any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of the Principal Prepayment in Full of the Loan. The Servicer will not permit any rescission or cancellation of any Loan.

          e. The Servicer shall enforce any due-on-sale clause in a Loan if such enforcement is called for under its then current servicing policies for obligations similar to the Loans, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Loan is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

          f. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Loan at a time when such Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver


                                      5-5
     would both (i) be treated as a taxable exchange under Section 1001 of the Code or any proposed, temporary or final Treasury Regulations promulgated thereunder and (ii) cause the Trust to fail to qualify as a REMIC or cause the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

     SECTION 5.07. Trustee to Cooperate.

          a. Upon payment in full on any Loan, the Servicer will notify the Trustee and Conseco Finance Corp. (if Conseco Finance Corp. is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section
     5.05 have been so deposited) and shall request delivery of the Loan and Loan File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Loan and Loan File to the Servicer. Upon receipt of such Loan and Loan File, each of Conseco Finance Corp. (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Loan has been paid in full; provided that, to the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such
     Loan), and deposited in the Certificate Account.

          b. From time to time as appropriate for servicing and foreclosing in connection with a Loan, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Loan and the related Loan File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Loan to be released to the Servicer with a notation that the Loan has been assigned to the Trustee. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' and Class C Certificateholder rights and remedies with respect to Loans.

          c. The Servicer's receipt of a Loan and/or Loan File shall obligate the Servicer to return the original Loan and the related Loan File to the Trustee when its need by the Servicer has ceased unless the Loan shall be liquidated or repurchased or replaced as described in Section 3.06 or
     Section 8.06.

     SECTION 5.08. Costs and Expenses. Except as provided in Section 8.04(b) for the reimbursement of Advances, all costs and expenses incurred by the Servicer in carrying out its duties hereunder (including payment of the Trustee's fees pursuant to Section 11.06, fees and


                                      5-6
expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Loans (including enforcement of Loans and foreclosures upon real estate securing any such Loans) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Loan for customary out- of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Loan.

     If the Servicer fails to make a timely interest rate or monthly payment adjustment on a Loan which does not provide for a fixed interest rate over the life of the Loan, the Servicer shall use its own funds to satisfy any shortage in the Obligor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Loan with respect to such adjustments.

     SECTION 5.09. Maintenance of Insurance. The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be maintained with respect to the real property securing a Loan hazard insurance (excluding flood insurance coverage) if such Loan is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such Loan exceeds $30,000.

     SECTION 5.10. Merger or Consolidation of Servicer. Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify each of the Rating Agencies in the event it is a party to any merger, conversion or consolidation.


                                       5-7

                                   ARTICLE VI

                             REPORTS AND TAX MATTERS
                             -----------------------

     SECTION 6.01. Monthly Reports. No later than one Business Day following each Determination Date, the Servicer shall deliver to the Trustee and the Rating Agencies a Monthly Report, substantially in the form of Exhibit M hereto.

     SECTION 6.02. Officer's Certificate. Each Monthly Report pursuant to
Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit H, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     SECTION 6.03. Other Data. In addition, the Originator and (if different from the Originator) the Servicer shall, on request of the Trustee or any of the Rating Agencies, furnish the Trustee and/or any such Rating Agencies such underlying data as may be reasonably requested.

     SECTION 6.04. Annual Report of Accountants. On or before May 1 of each year, commencing May 1, 2001, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

     SECTION 6.05. Statements to Certificateholders and the Class C Certificateholder.

          a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class AV Certificates, the Class MV Certificates, the Class BV Certificates and the Class P Certificates on or before the third Business Day next preceding each Payment Date.

          b. Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class AV Certificate and (if the Originator is not the Servicer) the Originator a statement setting forth the following:


                                      6-1

               (i) the amount of such distribution to Holders of each Class of Class AV Certificates allocable to interest, separately identifying any Unpaid Class AV Interest Shortfall included in such distribution and any remaining Unpaid Class AV Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of each Class of Class AV Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class AV Formula Distribution Amount for such Payment Date exceeds the Class AV Distribution Amount for such Payment Date;

               (iv) the Principal Balance of the Class AV Certificate after giving effect to the distribution of principal on such Payment Date;

               (v) the Pool Scheduled Principal Balance, and of that amount the Pool Scheduled Principal Balance of the Loans, for such Payment Date;

               (vi) Senior Enhancement Percentage for the Certificates and whether or not a Trigger Event exists;

               (vii) the Pool Factor;

               (viii) the number and aggregate principal balances of Loans delinquent (a) 30-59 days, (b) 60-89 days and (c) 90 or more days;

               (ix) the aggregate principal balance of any Defaulted Loans;

               (x) the number and aggregate principal balance of Loans that have been granted extensions to their payment schedules;

               (xi) Average Sixty-Day Delinquency Ratio Test for the Loans (as set forth in Exhibit M hereto);

               (xii) Cumulative Realized Losses Test for the Loans (as set forth in Exhibit M hereto);

               (xiii) the number of Liquidated Loans, identifying such Loans and the Net Liquidation Loss on such Loans; and

               (xiv) the Pre-Funded Amount for such Payment Date.


                                       6-2

          The Trustee and the Servicer shall, if any Certificateholder, Class C Certificateholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

          In the case of information furnished pursuant to clauses (i) through
     (iv) above, the amounts shall be expressed as a dollar amount per Class A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class AV Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class AV Certificate a statement containing the information with respect to interest accrued and principal paid on its Class AV Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          c. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class MV-1 Certificate a copy of the monthly statement forwarded to the Holders of Class AV Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class MV-1 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class MV-1 Certificates allocable to interest, separately identifying with respect to each Class of Class MV-1 Certificates any Unpaid Class MV-1 Interest Shortfall included in such distribution and any remaining Unpaid Class MV-1 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class MV-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class MV-1 Formula Distribution Amount for such Payment Date exceeds the Class MV-1 Distribution Amount for such Payment Date;

               (iv) the Class MV-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

               (v) the Unpaid Class MV-1 Liquidation Loss Interest Shortfall with respect to each Class of MV-1 Certificates after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(10); and


                                       6-3

               (vi) the information set forth in clauses (v) through (xii) of
          Section 6.05(b).

          In the case of the information in clauses (i) through (v) above, the amounts shall be expressed as a dollar amount per Class MV-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class MV-1 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class MV-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class MV-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          d. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class MV-2 Certificate a copy of the monthly statements forwarded to the Holders of Class AV and Class MV-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class MV-2 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class MV-2 Certificates allocable to interest, separately identifying with respect to each Class of Class MV-2 Certificates any Unpaid Class MV-2 Interest Shortfall included in such distribution and any remaining Unpaid Class MV-2 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class MV-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class MV-2 Formula Distribution Amount for such Payment Date exceeds the Class MV-2 Distribution Amount for such Payment Date;

               (iv) the Class MV-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

               (v) the Unpaid Class MV-2 Liquidation Loss Interest Shortfall with respect to each Class of Class MV-2 Certificates after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(11); and

               (vi) the information set forth in clauses (v) through (xii) of
          Section 6.05(b).


                                       6-4

          In the case of the information in clauses (i) through (v) above, the amounts shall be expressed as a dollar amount per Class MV-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class MV-2 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class MV-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class MV-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          e. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class BV-1 Certificate a copy of the monthly statements forwarded to the Holders of Class AV and Class MV Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class BV-1 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class BV-1 Certificates allocable to interest, separately identifying with respect to each Class of Class BV-1 Certificates any Unpaid Class BV-1 Interest Shortfall included in such distribution and any remaining Unpaid Class BV-1 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class BV-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class BV-1 Formula Distribution Amount for such Payment Date exceeds the Class BV-1 Distribution Amount for such Payment Date;

               (iv) the Class BV-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

               (v) the Unpaid Class BV-1 Liquidation Loss Interest Shortfall with respect to each Class of Class BV-1 Certificates after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(12); and

               (vi) the information set forth in clauses (v) through (xii) of
          Section 6.05(b).


                                       6-5

          In the case of the information in clauses (i) through (v) above, the amounts shall be expressed as a dollar amount per Class BV-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class BV-1 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class BV-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          f. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class BV-2 Certificate a copy of the monthly statements forwarded to the Holders of Class AV, Class MV and Class BV-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class BV-2 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class BV-2 Certificates allocable to interest, separately identifying any Unpaid Class BV-2 Interest Shortfall included in such distribution and any remaining Unpaid Class BV-2 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class BV-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the sum of the Class BV-2 Formula Distribution Amount and the Class BV-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class BV-2 Distribution Amount for such Payment Date;

               (iv) the Class BV-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

               (v) the Class BV-2 Guaranty Payment, if any, for such Payment Date; and

               (vi) the information set forth in clauses (v) through (xii) of
          Section 6.05(b).

          In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class BV-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class BV-2 Certificate.


                                       6-6

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class BV-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class BV-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          g. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class P Certificate a copy of the monthly statements forwarded to the Holders of Class AV, Class MV and Class BV Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class P Certifcateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class P Certificates allocable to Prepayment Charges;

               (ii) the amount of such distribution to Holders of Class P Certificates allocable to principal; and

               (iii) the Class P Principal Balance after giving effect to the distribution of principal on such Payment Date.

          h. Copies of all reports and statements provided to the Trustee for the Certificateholders shall also be provided to the Rating Agencies and the Class C Certificateholder.

     SECTION 6.06. Payment of Taxes. The Servicer shall be responsible for and agrees to prepare, make and timely file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Trust pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Trust by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of the Class C Certificate, by acceptance thereof, irrevocably designates and appoints the


                                      6-7

Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Trust if, and during such time as, the Servicer is not the holder of the Class C Certificate. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph. The Servicer shall provide to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     Each of the Holders of the Certificates or the Class C Certificate, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as tax matters person or as agent for the tax matters person, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the Holders of the Certificates and Class C Certificate, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

     The Class C Certificateholder shall pay, on behalf of the Trust, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Trust as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Originator or any Servicer to comply with the provisions of Section 2.04 or 3.07, or a failure by any Servicer to comply with the provisions of this Section 6.06, the Trustee, the Originator or such Servicer, as the case may be, shall indemnify the Class C Certificateholder for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholder any taxes or charges payable by the Class C Certificateholder hereunder.

     In the event a Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Originator shall provide to the Internal Revenue Service and the persons specified in Sections 860(E)(e)(5) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of the Class C Certificate to such disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Originator shall, upon the written request of persons designated in Section 860E(e)(5) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.


                                       6-8

                                   ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

     SECTION 7.01. Events of Termination. "Event of Termination" means the occurrence of any of the following:

          a. Any failure by the Servicer to make any payment or deposit required to be made hereunder (including an Advance) and the continuance of such failure for a period of four Business Days;

          b. Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days;

          c. Any assignment by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

          d. A court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs;

          e. The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

          f. The failure of the Servicer to be an Eligible Servicer; or

          g. If Conseco Finance Corp. is the Servicer, Conseco Finance Corp.'s servicing rights under its master seller-servicer agreement with GNMA are terminated by GNMA.

     SECTION 7.02. Transfer. If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders, in the aggregate, representing 25% or more of the


                                      7-1

Aggregate Certificate Principal Balance, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), all authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this
Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Trustee shall cause all assignments of mortgages, deeds of trust or security deeds securing the Loans to be duly recorded. Each of the Originator and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Loans in such electronic form as the new servicer may reasonably request and (ii) any Loan Files in the Servicer's possession.

     SECTION 7.03. Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not assume any obligations of the Originator pursuant to Section 3.06, and
(ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such


                                       7-2
successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.04. Notification to Certificateholders and Class C Certificateholder.

          a. Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, to S&P, to Moody's, to Duff & Phelps, to the Certificateholders and to the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

          b. Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to S&P, to Moody's, to Duff & Phelps, to the Certificateholders and to the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

     SECTION 7.05. Effect of Transfer.

          a. After the Service Transfer, the Trustee or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Loans after the effective date of the Service Transfer.

          b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Loans and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

          c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Originator pursuant to Article X and Sections 3.07, 11.06 and 11.12(f)) other than those relating to the management, administration, servicing or collection of the Loans after the Service Transfer.

     SECTION 7.06. Transfer of Certificate Account. Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish a new account or accounts in trust for the Certificateholders and the Class C Certificateholder conforming with the requirements of this Agreement at the corporate trust department of the Trustee or with an institution other than the Servicer and promptly cause the Trustee to transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.


                                       7-3

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

     SECTION 8.01. Monthly Payments.

          a. Subject to the terms of this Article VIII, each Holder of a Certificate or Class C Certificate as of a Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder or Class C Certificateholder at the address for such Certificateholder or Class C Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates of a Class with an aggregate Percentage Interest of at least 5% of such Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date), the sum equal to such Certificateholder's or Class C Certificateholder's Percentage Interest of the Class AV Distribution Amount, the Class MV-1 Distribution Amount, the Class MV-2 Distribution Amount, the Class BV-1 Distribution Amount, the Class BV-2 Distribution Amount, any Available Funds Cap Carryforward Amount withdrawn from the Available Funds Cap Reserve Account pursuant to Section 8.09, any Class BV-2 Guaranty Payment, the Class P Distribution Amount and the Class C Distribution Amount, as applicable. Final payment of any Certificate or the Class C Certificate shall be made only upon presentation and surrender of such Certificate or Class C Certificate at the office or agency of the Paying Agent.

          b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book-Entry Certificates. Neither the Trustee, the Certificate Registrar, the Seller nor the Originator shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the Certificates as set forth in Exhibits A through C hereto, and the Class C Certificate as set forth in Exhibit I hereto.

          c. The Trustee shall either act as the paying agent or appoint an Eligible Institution to be the paying agent (in either such case, the "Paying Agent") to make the payments to the Certificateholders and the Class C Certificateholder required hereunder. The Trustee's corporate trust operations department, with an office at 180 East Fifth Street, Third Floor, St. Paul, Minnesota 55101, Attention: Tamara Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of


                                      8-1
     the Certificateholders and the Class C Certificateholder and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates and the Class C Certificate.

     SECTION 8.02. Advances.

          a. Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Certificate Account; provided, however, that the Servicer shall be obligated to advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such Advances from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b). If the Servicer fails to advance all Delinquent Payments required under this Section 8.02, the Trustee shall be obligated to advance such Delinquent Payments pursuant to
     Section 11.15.

          b. The Servicer shall be entitled to reimbursement of an Advance from subsequent funds available therefor in the Certificate Account in accordance with Section 8.04(b).

     SECTION 8.03. Class BV-2 Limited Guaranty.

          a. No later than the Determination Date, the Servicer (if other than the Guarantor) shall notify the Guarantor of the amount of the Class BV-2 Guaranty Payment (if any) for the related Payment Date. Not later than the Business Day preceding each Payment Date, the Guarantor shall deposit the Class BV-2 Guaranty Payment, if any, for such Payment Date into the Certificate Account. Any Class BV-2 Guaranty Payment shall be distributable to Class BV-2 Certificateholders pursuant to Section 8.01.

          b. The obligations of the Guarantor under this Section 8.03 shall not terminate upon or otherwise be affected by a Service Transfer pursuant to
     Article VII of this Agreement.

          c. The obligation of the Guarantor to provide the Class BV-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

          d. The obligation of the Guarantor to make the Class BV-2 Guaranty Payments described in subsection (a) above shall be unconditional and irrevocable. The Guarantor acknowledges that its obligation to make the Class BV-2 Guaranty Payments described in subsection (a) above shall be deemed a guaranty by the Guarantor of indebtedness of the Trust for money borrowed from the Class BV-2 Certificateholders.

          e. If the Guarantor fails to make a Class BV-2 Guaranty Payment in whole or in part, the Guarantor shall promptly notify the Trustee, and the Trustee shall promptly notify the Rating Agencies.


                                       8-2

          f. In consideration of providing the Class BV-2 Limited Guaranty, the Guarantor shall be entitled to the Class BV-2 Guaranty Fee payable in accordance with Section 8.04(b)(15).

     SECTION 8.04. Permitted Withdrawals from the Certificate Account; Payments.

          a. The Trustee shall, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to Section 5.05 that are attributable to the Loans for the following purposes:

               (i) to make payments in the amounts and in the manner provided for in Section 8.04(b);

               (ii) to pay to the Originator with respect to each Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.06, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

               (iii) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it and not otherwise reimbursed, to the extent such reimbursement is permitted pursuant to Section 5.08;

               (iv) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

               (v) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

          Since, in connection with withdrawals pursuant to clause (iii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

          b. On each Payment Date, the Trustee shall apply the Amount Available for such Payment Date to make payment in the following order of priority, subject to Section 8.04(c) and the last sentence of this Section 8.04(b):

               (1) if neither Conseco Finance Corp. nor a wholly owned subsidiary of the Originator is the Servicer, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03;

               (2) to pay the Class AV Formula Interest Distribution Amount to the Class AV Certificateholders;


                                      8-3

               (3) after payment of the amounts specified in clauses (1) and (2) above, to the Class MV-1 Certificateholders the Class MV-1 Formula Interest Distribution Amount;

               (4) after payment of the amounts specified in clauses (1) through
          (3) above, to the Class MV-2 Certificateholders the Class MV-2 Formula Interest Distribution Amount;

               (5) after payment of the amounts specified in clauses (1) through
          (4) above, to the Class BV-1 Certificateholders the Class BV-1 Formula Interest Distribution Amount;

               (6) after payment of the amounts specified in clauses (1) through
          (5) above, to pay principal in respect of the Class AV Certificates as follows:

                    (i) if there is a Class AV Principal Deficiency Amount for such Payment Date, the remaining Amount Available to the Class AV Certificates; and

                    (ii) if there is no Class AV Principal Deficiency Amount for such Payment Date, the remaining Amount Available up to the Class AV Formula Principal Distribution Amount;

               (7) after payment of the amounts specified in clauses (1) through
          (6) above, to the Class MV-1 Certificateholders the Class MV-1 Formula Principal Distribution Amount.

               (8) after payment of the amounts specified in clauses (1) through
          (7) above, to the Class MV-2 Certificateholders the Class MV-2 Formula Principal Distribution Amount.

               (9) after payment of the amounts specified in clauses (1) through
          (8) above, to the Class BV-1 Certificateholders the Class BV-1 Formula Principal Distribution Amount.

               (10) after payment of the amounts specified in clauses (1) through (9) above, to the Class MV-1 Certificateholders as follows:

                    (i) any Class MV-1 Liquidation Loss Interest Amount; and

                    (ii) any Unpaid Class MV-1 Liquidation Loss Interest
               Shortfall;

               (11) after payment of the amounts specified in clauses (1) through (10) above, to the Class MV-2 Certificateholders as follows:


                                       8-4

                    (i) any Class MV-2 Liquidation Loss Interest Amount; and

                    (ii) any Unpaid Class MV-2 Liquidation Loss Interest
               Shortfall;

               (12) after payment of the amounts specified in clauses (1) through (11) above, to the Class BV-1 Certificateholders as follows:

                    (i) any Class BV-1 Liquidation Loss Interest Amount; and

                    (ii) any Unpaid Class BV-1 Liquidation Loss Interest
               Shortfall;

               (13) after payment of the amounts specified in clauses (1) through (12) above, to the Class BV-2 Certificateholders as follows:

                    (i) the Class BV-2 Formula Interest Distribution Amount; and

                    (ii) the Class BV-2 Formula Principal Distribution Amount;

               (14) after payment of the amounts specified in clauses (1) through (13) above, from amounts otherwise payable to the Guarantor under clauses (19) and (22) below, to the Available Funds Cap Carryover Reserve Account in respect of payments described in Section 8.09, the Available Funds Cap Carryover Amount, if any, and/or an amount, if any, sufficient to replenish the Available Funds Cap Carryover Reserve Account to $10,000;

               (15) if Conseco Finance Corp. or a wholly owned subsidiary of Conseco Finance Corp. is the Servicer, after payment of the amounts specified in clauses (1) through (14) above, to pay the Servicer the Monthly Servicing Fee.

               (16) after payment of the amounts specified in clauses (1) through (15) above, to reimburse the Servicer or the Trustee, as applicable, for any unreimbursed Advances made with respect to the Loans in respect of current or prior Payment Dates;

               (17) if such Payment Date is on or after the Additional Principal Entitlement Date, then, pursuant to Section 8.06(f), after payment of the amounts specified in clauses (1) through (16) above, the Additional Principal Distribution Amount to the Certificates as payment of principal in the following order of priority, and in no case in excess of the Class Principal Balance of any Class of
          Certificates:

                    (i) first to the Class AV Certificates until paid in full;


                                       8-5

                    (ii) then to the Class MV-1, Class MV-2, Class BV-1 and
               Class BV-2 Certificates, pro rata based on the Class Principal Balance of each such Class, until paid in full.

               (18) after payment of the amounts specified in clauses (1) through (17) above, to reimburse the Class C Certificateholder for expenses incurred by and reimbursable to it pursuant to Section 10.06;

               (19) after payment of the amounts specified in clauses (1) through (18) above, to reimburse the Guarantor for any prior unreimbursed Class BV-2 Guaranty Payments;

               (20) after payment of the amounts specified in clauses (1) through (19) above, if the Payment Date is after the Prepayment Term and the Class Principal Balance of each class of Certificate has been reduced to zero, to the Class P Certificateholders until the Class P Principal Balance is reduced to zero;

               (22) after payment of the amounts specified in clauses (1) through (21) above, to pay the Class BV-2 Guaranty Fee to the Guarantor; and

               (23) after payment of the amounts specified in clauses (1) through (22) above, to pay the remainder, if any, of the Amount Available to the Class C Certificateholder.

          If the Trustee shall not have received the applicable Monthly Report by any Payment Date, the Trustee shall, in accordance with this Section 8.04(b), distribute all funds then in the Certificate Account to Certificateholders, to the extent of such funds, on such Payment Date.

          c. Notwithstanding the priorities set forth above, any Pre-Funded Amount deposited in the Certificate Account shall be applied solely to pay principal of the Class AV Certificates until reduced to zero, then to the Class MV-1, MV-2 and BV-1 Certificates in that order of priority, and any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account shall be applied solely as described in Section 8.07.

          d. On each Payment Date, the Trustee will pay to the Class P Certificateholders all Prepayment Charges included in the Certificate Account for such Payment Date.

     SECTION 8.05. Reassignment of Repurchased and Replaced Loans. Upon receipt by the Trust, by deposit in the Certificate Account, of the Repurchase Price under Section 3.06(a), or upon receipt by the Trust of an Eligible Substitute Loan under Section 3.06(b) and receipt by the Trust, by deposit in the Certificate Account, of any additional amount under Section 3.06(b)(vi), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit J-1 or J-2, as applicable, the Trustee shall convey and assign to the Originator all of the Certificateholders' right, title and interest in the repurchased Loan or Replaced Loan without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances


                                      8-6
created by or arising as a result of actions of the Trustee. Upon such deposit of the Repurchase Price or receipt of such Eligible Substitute Loan and related deposit of any additional amount under Section 3.06(b)(vi), the Servicer shall be deemed to have released any claims to such Loan as a result of Advances with respect to such Loan.

     SECTION 8.06. Class C Certificateholder's Purchase Option or Auction Sale; Additional Principal Distribution Amount.

          a. The Class C Certificateholder shall, subject to subsection (b) hereof, have the option to purchase all of the Loans and all property acquired in respect of any Loan remaining in the Trust at a price (such price being referred to as the "Minimum Purchase Price") equal to the greater of:

               (i) the sum of (x) 100% of the principal balance of each Loan (other than any Loan as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), together with accrued and unpaid interest on each such Loan at a rate per annum equal to the Weighted Average Pass-Through Rate, plus (y) the fair market value of such acquired property (as reasonably determined by the Servicer as of the close of business on the third Business Day preceding the date of such purchase), and

               (ii) the Aggregate Certificate Principal Balance as of the date of such purchase (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of principal in respect of the Loans) plus an amount necessary to pay the Class AV Formula Interest Distribution Amount, the Class AV Available Funds Cap Carryover Amount, the Class MV-1 Formula Interest Distribution Amount, the Class MV-1 Formula Liquidation Loss Interest Distribution Amount, the Class MV-1 Available Funds Cap Carryover Amount, the Class MV-2 Formula Interest Distribution Amount, the Class MV-2 Formula Liquidation Loss Interest Distribution Amount, the Class MV-2 Available Funds Cap Carryover Amount, the Class BV-1 Formula Interest Distribution Amount, the Class BV-1 Formula Liquidation Loss Interest Distribution Amount, the Class BV-1 Available Funds Cap Carryover Amount, the Class BV-2 Formula Interest Distribution Amount, the BV-2 Formula Liquidation Loss Interest Distribution Amount and the BV-2 Available Funds Cap Carryover Amount due on the Payment Date occurring in the calendar month following such purchase date (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of interest in respect of the Loans at a rate per annum equal to the Weighted Average Pass-Through Rate).

          b. The purchase by the Class C Certificateholder of all of the Loans pursuant to this Section 8.06 shall be conditioned upon:


                                       8-7

               (i) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating not more than 20% of the Cut-off Date Pool Principal Balance,

               (ii) such purchase being made pursuant to a plan of complete liquidation in accordance with Section 860F of the Code, as provided in Section 12.04,

               (iii) the Class C Certificateholder having provided the Trustee and the Depository (if any) with at least 30 days' written notice, and

               (iv) the Trustee not having accepted a qualifying bid for the Loans pursuant to subsection (e) below.

     If such option is exercised, the Class C Certificateholder shall provide to the Trustee (at the Class C Certificateholder's expense) the certification required by Section 12.04, which certificate shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Class C Certificateholder the Loan Files pertaining to the Loans being purchased.

          c. The Class C Certificateholder may assign its rights under this
     Section 8.06, separately from its other rights as Holder of the Class C Certificate, by giving written notice of such assignment to the Trustee. Following the Trustee's receipt of such notice of assignment, the Trustee shall recognize only such assignee (or its assignee in turn) as the Person entitled to exercise the purchase option set forth in Section 8.06(a).

          d. The Servicer shall notify the Trustee and the Class C Certificateholder (whether or not the Class C Certificateholder has then assigned its rights under this Section 8.06 pursuant to subsection (c)) no later than two Business Days after the Determination Date relating to the first Due Period which includes the date on which the Pool Scheduled Principal Balance first becomes less than 20% of the Cut-off Date Pool Principal Balance, to the effect that the Pool Scheduled Principal Balance is then less than 20% of the Cut-off Date Pool Principal Balance.

          e. If the Class C Certificateholder (or its assignee) has not delivered to the Trustee the notice of exercise of its purchase option required by subsection (b) by the Payment Date occurring in the month following the Determination Date specified in subsection (d), then promptly after the following Payment Date the Trustee shall begin a process for soliciting bids in connection with an auction for the Loans. The Trustee shall provide the Class C Certificateholder (or its assignee) written notice of such auction at least 10 Business Days prior to the date bids must be received in such auction (the "Auction Date").

          If at least two bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit


                                      8-8
     bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the greater of (i) the Minimum Purchase Price and
     (ii) the fair market value of the Loans and related property (such amount being referred to as the "Minimum Auction Price"). If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Auction Price, the Trustee shall not consummate such sale. If a bid meeting the Minimum Purchase Price is received, then the Trustee may, and if so requested by the Class C Certificateholder shall, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Loans and related property has been offered.

          If the first auction conducted by the Trustee does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirements of this subsection (e). If such second auction does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (e), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Class C Certificateholder or its assignee of notice of exercise of its purchase option under subsection (a), (ii) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Payment Date on which the principal balance of all the Loans is reduced to zero.

          If the Trustee receives a bid meeting the conditions specified in this subsection (e), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Loan Files pertaining to the Loans being purchased.

          f. If the Class C Certificateholder (or its assignee) has not delivered to the Trustee the notice of exercise of its purchase option required by subsection (b) by the Payment Date occurring in the month following the Determination Date specified in subsection (d), then on the following Payment Date and each Payment Date thereafter the Certificateholders shall be entitled to receive the Additional Principal Distribution Amount in the order of priority described in Section 8.04(b)(17).

     SECTION 8.07. Capitalized Interest Account.

          a. On or before the Closing Date, the Trustee shall establish the Capitalized Interest Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein $-0- received from the Seller pursuant to Section 2.02(m). The Capitalized Interest Account shall be entitled "Capitalized Interest Account, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2000-A." On the Payment Date occurring in each of March 2000, April 2000, and May 2000, if the Monthly Report for such


                                      8-9

     Payment Date indicates that the Amount Available (after payment of the amount specified in clause (1) of Section 8.04(b) and including in the Amount Available only payments in respect of interest on the Loans) is not sufficient to pay the Class AV Formula Interest Distribution Amount, the Class MV-1 Formula Interest Distribution Amount, the Class MV-2 Formula Interest Distribution Amount, and the Class BV-1 Formula Interest Distribution Amount, the Trustee shall withdraw the amount of such deficiency, or the amount of funds in the Capitalized Interest Account (net of any investment earnings thereon), if less, and shall deposit such funds in the Certificate Account for distribution on such Payment Date in order first to pay any deficiency in the Amount Available to pay the Class AV Formula Interest Distribution Amount, second to pay any deficiency in the Amount Available to pay the Class MV-1 Formula Interest Distribution Amount, third to pay any deficiency in the Amount Available to pay the Class MV-2 Formula Interest Distribution Amount, and fourth to pay any deficiency in the Amount Available to pay the Class BV-1 Formula Interest Distribution Amount.

          b. The Capitalized Interest Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Capitalized Interest Account. The Seller shall be the beneficial owner of the Capitalized Interest Account, subject to the foregoing power of the Trustee to transfer amounts in the Capitalized Interest Account to the Certificate Account. Funds in the Capitalized Interest Account shall, at the direction of the Seller, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Payment Date. All net income and gain from such investments shall be distributed to the Seller on such Payment Date. All amounts earned on amounts on deposit in the Capitalized Interest Account shall be taxable to the Seller.

          c. Any funds remaining in the Capitalized Interest Account after the Payment Date in May 2000 shall be distributed to the Seller. After such date no further amounts shall be deposited in or withdrawn from the Capitalized Interest Account. Any losses on such investments shall be deposited in the Capitalized Interest Account by the Seller out of its own funds immediately as realized.

     SECTION 8.08. Pre-Funding Account.

          a. On or before the Closing Date, the Trustee shall establish the Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amounts received from the Seller pursuant to Section 2.02(l). The Pre-Funding Account shall be entitled "Pre-Funding Account, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2000-A." Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class C Certificate for the uses and purposes set forth herein.

          b. On or before the Closing Date the Originator shall deposit in the Pre-Funding Account the amount specified in Section 2.02(l). Amounts on deposit in such account shall be withdrawn by the Trustee as follows:


                                      8-10

               (i) On any Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Loan transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Originator upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

               (ii) On the Business Day immediately preceding the Post-Funding Payment Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding Account, net of investment earnings.

          c. The Pre-Funding Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Pre-Funding Account. The Seller shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Certificate Account. Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii)(A) of the definition of "Eligible Investments" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Pre- Funding Account shall be taxable to the Seller. The Trustee shall release to the Seller all investment earnings in the Pre-Funding Account on the first Payment Date after the end of the Pre-Funding Period.

     SECTION 8.09. Available Funds Cap Carryover Reserve Account.

          a. On or before the Closing Date, the Trustee shall establish the Available Funds Cap Carryover Reserve Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein $10,000 received from the Seller pursuant to Section 2.02(n). The Available Funds Cap Carryover Reserve Account shall be entitled "Available Funds Cap Carryover Reserve Account, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2000-A." On each Payment Date, if the Monthly Report for such Payment Date indicates that there is an Available Funds Cap Carryover Amount for such Payment Date, the Trustee shall withdraw such Available Funds Cap Carryover Amount, or the amount of funds in the Available Funds Cap Carryover Reserve Account (net of any investment earnings thereon), if less, and shall use such funds for distribution on such Payment Date to pay, in the following order of priority:

               (i) the Class AV Available Funds Cap Carryover Amount, if any;

               (ii) the Class MV-1 Available Funds Cap Carryover Amount, if any;

               (iii) the Class MV-2 Available Funds Cap Carryover Amount, if any;

               (iv) the Class BV-1 Available Funds Cap Carryover Amount, if any; and


                                      8-11

               (v) the Class BV-2 Available Funds Cap Carryover Amount, if any.

          b. The Available Funds Cap Carryover Reserve Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Available Funds Cap Carryover Reserve Account. The Seller shall be the beneficial owner of the Available Funds Cap Carryover Reserve Account, subject to the foregoing power of the Trustee to withdraw amounts in the Available Funds Cap Carryover Reserve Account. Funds in the Available Funds Cap Carryover Reserve Fund shall, at the direction of the Guarantor, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Payment Date. All net income and gain from such investments not otherwise needed to pay the Available Funds Cap Carryover Amount or maintain a $10,000 balance in the Available Funds Cap Carryover Reserve Account shall be distributed to the Seller on such Payment Date. All amounts earned on amounts on deposit in the Available Funds Cap Carryover Reserve Account shall be taxable to the Guarantor.

          c. Any funds remaining in the Available Funds Cap Carryover Reserve Account after the Final Payment Date shall be distributed to the Guarantor. Any losses on such investments shall be deposited in the Available Funds Cap Carryover Reserve Account by the Guarantor out of its own funds immediately as realized.

          d. The Guarantor hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Available Funds Cap Carryover Reserve Fund the amounts described above on each Distribution Date as to which there is any payment required to be made rather than distributing such amounts to the Guarantor in respect of the Class BV-2 Guaranty Fee, or in respect of reimbursement for payments made to reimburse the Guarantor for prior unreimbursed Class BV-2 Guaranty Payments. The Guarantor further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

          e. For federal tax return and information reporting, the right of the Class AV Certificateholders, Class MV-1 Certificateholders, Class MV-2 Certificateholders, Class BV-1 Certificateholders and Class BV-2 Certificateholders, respectively, to receive payments from the Available Funds Cap Carryover Reserve Account in respect of any Available Funds Cap Carryover Amount shall be assigned a value of 0, 11, 26, 66 and 61 basis points, respectively, of the Original Principal Balance of such Class.


                                      8-12

                                   ARTICLE IX

                  THE CERTIFICATES AND THE CLASS C CERTIFICATE
                  --------------------------------------------

     SECTION 9.01. The Certificates and the Class C Certificate. The Class AV, the Class MV, the Class BV, the Class P and the Class C Certificate shall be substantially in the forms set forth in Exhibits A, B, C, Q and I, as applicable, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Originator. The Class AV, the Class MV and the Class BV Certificates shall be evidenced by (i) one or more Class AV Certificates evidencing $237,150,000 in Original Class AV Principal Balance,
(ii) one or more Class MV-1 Certificates evidencing $17,250,000 in Original Class MV-1 Principal Balance, (iii) one or more Class MV-2 Certificates evidencing $18,000,000 in Original Class MV-2 Principal Balance, (iv) one or more Class BV-1 Certificates evidencing $9,300,000 in Original Class BV-1 Principal Balance, (v) one or more Class BV-2 Certificates evidencing $13,800,000 in Original Class BV-2 Principal Balance, and (vi) one Class P Certificate evidencing $100 in Original Class P Principal Balance, beneficial ownership of such Classes of Certificates (other than the Class P Certificate) to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral multiples of $1.00 in excess thereof. The Class C Certificate shall be evidenced by a single Class C Certificate issued on the Closing Date to the Originator and shall represent 100% of the Percentage Interest of the Class C Certificate.

     The Certificates and the Class C Certificate shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates or the Class C Certificate bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or Class C Certificate, or did not hold such offices at the date of such Certificates or Class C Certificate. No Certificate or Class C Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate or Class C Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate or Class C Certificate shall be conclusive evidence, and the only evidence, that such Certificates or Class C Certificate has been duly executed and delivered hereunder. All Certificates and the Class C Certificate shall be dated the date of their execution, except for those Certificates and the Class C Certificate executed on the Closing Date, which shall be dated the Closing Date.

     SECTION 9.02. Registration of Transfer and Exchange of Certificates and the Class C Certificate.

          a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.03 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and the Class C Certificate and of transfers and exchanges of Certificates and the Class C Certificate as herein provided. The Trustee initially appoints itself to be the "Certificate


                                      9-1

     Registrar" and transfer agent for the purpose of registering Certificates and the Class C Certificate and transfers and exchanges of Certificates and the Class C Certificate as provided herein. The Trustee will give prompt written notice to Certificateholders, the Class C Certificateholder and the Servicer of any change in the Certificate Registrar.

          b. (1) Subject to clauses (2) and (3) below, no transfer of a Class P or Class C Certificate shall be made by the Seller or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Originator may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Originator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Originator, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit K attached hereto, which investment letter shall not be an expense of the Trustee or the Originator. The Class P or Class C Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Originator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

               (2) No transfer of a Class MV, Class BV, Class P or Class C Certificate or any interest therein shall be made to any employee benefit plan that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan"), unless the Plan delivers to the Originator and the Trustee, an Opinion of Counsel in form satisfactory to the Originator and the Trustee that the purchase and holding of such Certificate or Class C Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered and in the case of Definitive Certificates, each person acquiring such a Certificate or Class C Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code, or (ii) that the purchase and holding of the Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in this Agreement.

               (3) Notwithstanding anything to the contrary contained herein,
          (A) no Class C Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or


                                      9-2
          instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of a Class C Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver to the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of a Class C Certificate by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Certificateholder or Class C Certificateholder or any other person or otherwise adversely affect the status of the Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of a Class C Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed not to be a Class C Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on a Class C Certificate, and shall be deemed to have no interest whatsoever in a Class C Certificate. Each Class C Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

               (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed not to be the Certificateholder or Class C Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Certificate or Class C Certificate, and shall be deemed to have no interest whatsoever in the Certificate or Class C Certificate.

               (5) The Trustee shall give notice to the Rating Agencies promptly following any transfer, sale or other disposition of a Class C Certificate.

          c. At the option of a Certificateholder or a Class C
     Certificateholder, Certificates and the Class C Certificate may be exchanged for other Certificates or Class C Certificate of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates or the Class C Certificate to be exchanged at the Corporate Trust Office. Whenever


                                      9-3
     any Certificates or the Class C Certificate are so surrendered for exchange, the Trustee shall execute and deliver the Certificates or Class C Certificate which the Certificateholder or Class C Certificateholder making the exchange is entitled to receive. Every Certificate or Class C Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the holder thereof or his or her attorney duly authorized in writing.

          d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          e. If (x)(i) the Seller or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or the Originator is unable to locate a qualified successor or (y) the Originator at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Originator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations


                                      9-4
     imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          f. On or prior to the Closing Date, there shall be delivered to the Depository one Class AV Certificate, one Class MV-1 Certificate, one Class MV-2 Certificate, one Class BV-1 Certificate and one Class BV-2 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class Principal Balance of each Class, respectively. Each such Certificate registered in the name of the Depositary's nominee shall bear the following legend:

          "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

          g. Each of the Certificates and the Class C Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(8) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the State of Minnesota from time to time.

     SECTION 9.03. No Charge; Disposition of Void Certificates or Class C Certificate. No service charge shall be made to a Certificateholder or Class C Certificateholder for any transfer or exchange of a Certificate or a Class C Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of a Certificate or a Class C Certificate. All Certificates and Class C Certificate surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

     SECTION 9.04. Mutilated, Destroyed, Lost or Stolen Certificates or Class C Certificate. If (a) any mutilated Certificate or Class C Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Class C Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate or Class C Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Class C Certificate, a new Certificate or Class C Certificate of like tenor and original denomination. Upon the issuance of any new Certificate or Class C Certificate under this Section 9.04, the


                                      9-5

Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate or Class C Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Class C Certificate shall be found at any time.

     SECTION 9.05. Persons Deemed Owners. Prior to due presentation of a Certificate or Class C Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate or Class C Certificate is registered as the owner of such Certificate or Class C Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Seller, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Seller, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

     SECTION 9.06. Access to List of Certificateholders' and Class C Certificateholder Names and Addresses. The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders and the Class C Certificateholder as of the most recent Record Date. If Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance apply in writing to the Trustee (hereinafter referred to as "Applicants"), and such application states that the Applicants desire to communicate with other Certificateholders or the Class C Certificateholder with respect to their rights under this Agreement or under the Certificates or the Class C Certificate and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders and the Class C Certificateholder held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder and the Class C Certificateholder, by receiving and holding a Certificate or a Class C Certificate, agrees with the Certificate Registrar and the Trustee that none of the Originator, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders or the Class C Certificateholder hereunder, regardless of the source from which such information was derived.

     SECTION 9.07. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates or the Class C Certificate. For all purposes of this Agreement, the execution and delivery of Certificates or the Class C Certificate by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates or the Class C Certificate "by the Trustee."

                                       9-7

                                    ARTICLE X

                                   INDEMNITIES
                                   -----------

     SECTION 10.01. Real Estate. The Seller and Originator will jointly and severally defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee) and the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or ownership of any real estate related to a Loan by the Originator or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Originator under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 10.02. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trust, the Certificateholders or the Class C Certificateholder under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Certificateholders and the Class C Certificateholder expressly disclaim such assumption.

     SECTION 10.03. Tax Indemnification. The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates and the Class C Certificate) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator, the Seller, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder, the Class C Certificateholder or otherwise.

     SECTION 10.04. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Loan. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Originator of, any such Loan.


                                      10-1

     SECTION 10.05. Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Originator or the Servicer, as the case may be, without interest.

     SECTION 10.06. REMIC Tax Matters. If a Class C Certificateholder, pursuant to Section 6.06, pays any taxes or charges imposed upon the Trust as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Certificateholder shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 8.04; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Class C Certificateholder be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure (i) by the Originator, the Trustee or any Servicer to comply with the provisions of Section 2.05, (ii) by any Servicer to comply with the provisions of Section 6.06, or (iii) by the Trustee to execute any tax returns pursuant to Section 11.11.


                                      10-2

                                   ARTICLE XI

                                   THE TRUSTEE
                                   -----------

     SECTION 11.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          a. Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and


                                      11-1

          d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance.

          None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Originator, the Seller or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

          a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          b. The Trustee may consult with counsel and any opinion of any counsel for the Originator, the Seller or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel;

          c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;


                                      11-2

          d. Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

     SECTION 11.03. Trustee Not Liable for Certificates, Class C Certificate or Loans. The Trustee assumes no responsibility for the correctness of the recitals contained herein, in the Certificates or in the Class C Certificate (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates or of the Class C Certificate (other than its execution thereof) or of any Loan, Loan File or related document. The Trustee shall not be accountable for the use or application by the Servicer, the Originator or the Seller of funds paid to the Originator or the Seller, as applicable in consideration of conveyance of the Loans to the Trust by the Originator and the Seller or deposited in or withdrawn from the Certificate Account by the Servicer.

     SECTION 11.04. Trustee May Own Certificates. The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

     SECTION 11.05. Rights of Certificateholders to Direct Trustee and to Waive Events of Termination. Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further that nothing in this


                                      11-3

Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders. Holders of the Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance may on behalf of all Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Section 12.08 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

     SECTION 11.06. The Servicer to Pay Trustee's Fees and Expenses. The Servicer agrees:

          a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) including the services provided in connection with any auctions pursuant to Section 8.06(e);

          b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel, and reasonable compensation, expenses and disbursements in connection with any auctions pursuant to Section 8.06(e)), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The covenants in this Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

     SECTION 11.07. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a


                                      11-4
supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee (or, if the Trustee is U.S. Bank National Association, the parent company of U.S. Bank Trust National Association) shall at all times have (a) a long-term deposit rating from S&P of at least BBB or as shall be otherwise acceptable to S&P, (b) have a long-term deposit rating from Moody's of at least Baa2 or as shall be otherwise acceptable to Moody's and (c) a long-term deposit rating from Duff & Phelps of at least BBB or as shall be otherwise acceptable to Duff & Phelps. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

     SECTION 11.08. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Originator. Upon receiving such notice of resignation, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Originator and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Originator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Originator may remove the Trustee. If the Originator shall have removed the Trustee under the authority of the immediately preceding sentence, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

     SECTION 11.09. Successor Trustee. Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Originator and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor


                                      11-5

Trustee the Loans and the Loan Files and any related documents and statements held by it hereunder; and, if the Loans are then held by a Custodian pursuant to a custodial agreement, the predecessor Trustee and the Custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Originator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to the Rating Agencies and to each Certificateholder and the Class C Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.10. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify the Rating Agencies in the event it is a party to any merger, conversion or consolidation.

     SECTION 11.11. Tax Returns. Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

     SECTION 11.12. Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Loans based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Loans, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. ss. 433) as amended from time to time:

          a. The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any home equity lender, in the arrangement, origination or making of Loans. The Trustee is the holder of the Loans only


                                      11-6
     as trustee on behalf of the Certificateholders and the Class C Certificateholder, and not as a principal or in any individual or personal capacity;

          b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders or the Class C Certificateholder for any offset defense amounts applied against Loan payments, pursuant to such legal actions;

          c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

          d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders and the Class C Certificateholder;

          e. The Trustee will cooperate with and assist Certificateholders and the Class C Certificateholder in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

          f. The Originator hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders and the Class C Certificateholder from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders and the Class C Certificateholder resulting from any affirmative claims for recovery asserted or collected by Obligors under the Loans. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 11.12(f) shall not terminate upon a Service Transfer pursuant to Article VII.

     SECTION 11.13. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Loans or the Obligors, the Originator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Originator and the Trustee may consider necessary or desirable. If the Originator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 11.07


                                      11-7
hereunder and no notice to Certificateholders or the Class C
Certificateholder of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 11.14. Trustee and U.S. Bancorp. In the event the Trustee ceases to be a direct, wholly owned subsidiary of U.S. Bancorp, the Trustee shall promptly notify the Rating Agencies.

     SECTION 11.15. Trustee Advances.

          a. If the Servicer fails to deposit into the Certificate Account Advances as required by Section 8.02, then the Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Certificate Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (a "Trustee Advance").

          b. The Trustee shall not be required to make any Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it


                                      11-8
     from subsequent amounts available in the Certificate Account in accordance with Section 8.04(b).

          c. The Trustee shall be entitled to reimbursement of a Trustee Advance from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b).


                                      11-9

                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

     SECTION 12.01. Servicer Not to Resign; Delegation of Servicing Duties. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.03.

     Notwithstanding the foregoing, Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Originator, for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp.
Notwithstanding any such delegation, Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder.

     SECTION 12.02. Conseco Finance Corp. and Seller Not to Engage in Certain Transactions with Respect to the Trust. Neither Conseco Finance Corp. nor the Seller shall:

          a. Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

          b. Purchase any Certificates in an agency or trustee capacity; or

          c. Loan any money to the Trust (other than Advances pursuant to Section 8.02).

     SECTION 12.03. Maintenance of Office or Agency. The Trustee will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Certificates or the Class C Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates, the Class C Certificate and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East 5th Street, Second Floor, St. Paul, Minnesota 55101. The Trustee will give prompt written notice to the Originator, the Seller, the Servicer, the Certificateholders and the Class C Certificateholder of any change in the location of the Certificate Register or any such office or agency.

     SECTION 12.04. Termination.

          a. The Trust created hereby and the respective obligations and responsibilities of the Originator, the Seller, the Servicer, the Guarantor and the Trustee created hereby (other than the


                                      12-1
     responsibility of the Trustee to make any final distributions to Certificateholders and the Class C Certificateholder as set forth below) shall terminate on the earlier of (a) the Payment Date on which the principal balance of all of the Loans is reduced to zero; or (b) the Payment Date occurring in the month following the sale of the Loans pursuant to Section 8.06; provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and provided, further, that the Servicer's and the Originator's representations and warranties and indemnities by the Originator and the Servicer shall survive termination. Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of the REMIC within the meaning of the REMIC Provisions.

          b. Notice of any termination, specifying the Final Payment Date (which shall be a date that would otherwise be a Payment Date) upon which all Certificateholders or the Class C Certificateholder may surrender their Certificates or the Class C Certificate to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Servicer ten days prior to the date such notice is to be mailed) by letter to each of the Rating Agencies, the Certificateholders and the Class C Certificateholder mailed no later than the fifth Business Day of the month of the Final Payment Date specifying
     (1) the Final Payment Date upon which final payment on the Certificates and the Class C Certificate will be made upon presentation and surrender of Certificates and the Class C Certificate at the office or agency of the Trustee therein designated; (2) the amount of any such final payment; and
     (3) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates and the Class C Certificate at the office or agency of the Trustee therein specified. Any notice of sale of the Loans pursuant to
     Section 8.06 shall constitute the adoption by the Trustee on behalf of the Certificateholders and the Class C Certificateholder of a plan of complete liquidation within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders and the Class C Certificateholder. In the event such notice is given in connection with the sale of the Loans pursuant to
     Section 8.06, the Class C Certificateholder or the Trustee, as applicable, shall deposit in the Certificate Account on the Final Payment Date in immediately available funds an amount equal to the purchase price specified in Section 8.06 and upon such deposit the Certificateholders and the Class C Certificateholder will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon such final deposit, the Trustee shall promptly release to the purchaser of the Loans pursuant to Section 8.06 the Loan Files for the remaining Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

          c. Upon presentation and surrender of the Certificates and the Class C Certificate, the Trustee shall cause to be distributed from the Certificate Account, in the following order of


                                      12-2
     priority, to the Certificateholders and the Class C Certificateholder on the Final Payment Date in proportion to their respective Percentage
     Interests: (1) to the extent the Amount Available is sufficient therefor, and in the order of priority provided for in Section 8.04(b), an amount equal to (i) as to Class AV Certificates, the Class AV Principal Balance and, together with any Unpaid Class AV Interest Shortfall, any Class AV Available Funds Cap Carryover Amount, and one month's interest at the Pass-Through Rate for each Class of Class AV Certificates on the Class Principal Balance, respectively, (ii) as to the Class MV-1 Principal Balance, together with any Unpaid Class MV-1 Interest Shortfall, any Class MV-1 Available Funds Cap Carryover Amount, any Unpaid Class MV-1 Liquidation Loss Interest Shortfall and one month's interest at the Class MV-1 Pass-Through Rate on the Class MV-1 Principal Balance, (iii) as to Class MV-2 Certificates, the Class MV-2 Principal Balance, together with any Unpaid Class MV-2 Interest Shortfall, any Class MV-2 Available Funds Cap Carryover Amount, any Unpaid Class MV-2 Liquidation Loss Interest Shortfall and one month's interest at the Class MV-2 Pass-Through Rate on the Class MV-2 Principal Balance, and the Class MF-2 Principal Balance,
     (iv) as to Class BV-1 Certificates, the Class BV-1 Principal Balance, together with any Unpaid Class BV-1 Interest Shortfall, any Class BV-1 Available Funds Cap Carryover Amount, any Unpaid Class BV-1 Liquidation Loss Interest Shortfall and one month's interest at the Class BV-1 Pass-Through Rate on the Class BV-1 Principal Balance, (v) as to Class BV-2 Certificates, the Class BV-2 Principal Balance, together with any Unpaid Class BV-2 Interest Shortfall, any Class BV-2 Available Funds Cap Carryover Amount and one month's interest at the Class BV-2 Pass-Through Rate on the Class BV-2 Principal Balance and (vi) as to Class P Certificates the Class P Principal Balance and any Prepayment Charges; and (2) as to the Class C Certificate, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clause (1) above; provided, that, any Class BV-2 Guaranty Payment deposited in the Certificate Account shall be distributed only to the Class B-2 Certificateholders. The distribution on the Final Payment Date pursuant to this Section 12.04 shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of each Class of Certificates and the Class C Certificate.

          d. In the event that all of the Certificateholders and the Class C Certificateholder do not surrender their Certificates and the Class C Certificate for cancellation within three months after the time specified in the above-mentioned written notice, the Originator shall give a second written notice to the remaining Certificateholders and the Class C Certificateholder to surrender their Certificates and the Class C Certificate for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates and the Class C Certificate shall not have been surrendered for cancellation, the Originator shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders and the Class C Certificateholder who have not surrendered their Certificates or the Class C Certificate, as the case may be, for cancellation, together with the final record list of Certificateholders and the Class C Certificateholder, and the Originator shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and to contact the Class C


                                      12-3

     Certificateholder concerning their surrender of their Class C Certificate, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     SECTION 12.05. Acts of Certificateholders and Class C Certificateholder.

          a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver, or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance.

          b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders or the Class C Certificateholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders or the Class C Certificateholder in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Originator if made in the manner provided in this Section.

          c. The fact and date of the execution by any Certificateholder or the Class C Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          d. The ownership of Certificates and the Class C Certificate shall be proved by the Certificate Register.

          e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or the Class C Certificateholder shall bind every holder of every Certificate or the Class C Certificate, as applicable, issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Originator in reliance thereon, whether or not notation of such action is made upon such Certificates or Class C Certificate.

          f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 12.06. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.


                                      12-4

     SECTION 12.07. Assignment or Delegation by Company. Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, and any attempt to do so without such consent shall be void. Notwithstanding the foregoing, the Originator may not delegate its obligations under Section 8.03 absent (a) the prior written consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, and the prior written confirmation of the Rating Agencies that the rating of the Certificates will not be lowered or withdrawn following such delegation, or (b) the prior written consent of all of the Certificateholders, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Originator of any right to payment pursuant to Article VIII.

     SECTION 12.08. Amendment.

          a. This Agreement may be amended from time to time by the Originator, the Servicer and the Trustee, without the consent of any of the Certificateholders or the Class C Certificateholder, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of the Trust as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders or the Class C Certificateholder, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Servicer, adversely affect in any material respect the interests of any Certificateholder.

          b. This Agreement may also be amended from time to time by the Servicer, the Originator and the Trustee, with the consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that no such amendment shall
     (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Loans or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the Trust as a REMIC under the Code, (d) adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" in the REMIC, or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be


                                      12-5
     imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of the Class C Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholder.

          c. This Agreement shall not be amended under this Section without the consent of 100% of the Certificateholders and the Class C Certificateholder if such amendment would result in the disqualification of the Trust as a REMIC under the Code.

          d. Concurrently with the solicitation of any consent pursuant to this
     Section 12.08, the Trustee shall furnish written notification to S&P, Moody's and Duff & Phelps. Promptly after the execution of any amendment or consent pursuant to this Section 12.08, the Trustee shall furnish written notification of the substance of such amendment to S&P, Moody's, Duff & Phelps, each Certificateholder and the Class C Certificateholder.

          e. It shall not be necessary for the consent of Certificateholders and the Class C Certificateholder under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders and the Class C Certificateholder shall be subject to such reasonable requirements as the Trustee may prescribe.

          f. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

          g. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by this Agreement.

          h. Upon the execution of any amendment or consent pursuant to this
     Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder or the Class C Certificateholder hereunder shall be bound thereby.

          i. In the absence of the consent described in subsection (d) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the REMIC as a REMIC or the status of the Certificates as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be


                                      12-6
     imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

     SECTION 12.09. Notices. All communications and notices pursuant hereto to the Seller, the Servicer, the Originator, the Trustee, S&P, Moody's and Duff & Phelps shall be in writing and delivered or mailed to it at the appropriate following address:

          If to the Seller:

                   Conseco Finance Securitizations Corp.
                   300 Landmark Towers
                   345 St. Peter Street
                   St. Paul, Minnesota 55102-1639
                   Attention:  Chief Financial Officer
                   Telecopier Number:  (651) 293-5746

          If to the Servicer:

                   Conseco Finance Corp.
                   1100 Landmark Towers
                   345 St. Peter Street
                   St. Paul, Minnesota 55102-1639
                   Attention:  Chief Financial Officer
                   Telecopier Number:  (651) 293-5746

          If to the Trustee:

                   U.S. Bank Trust National Association
                   Corporate Trust Department
                   180 East Fifth Street
                   Second Floor
                   St. Paul, Minnesota 55101
                   Attention:  Tamara Schultz-Fugh
                   Telecopier Number:  (651) 244-0089


          If to S&P:

                   Standard & Poor's
                   55 Water Street
                   New York, New York  10041
                   Attention:  Mortgage Surveillance


                                      12-7

          If to Moody's:

                   Moody's Investors Service, Inc.
                   99 Church Street
                   New York, New York 10007

          If to Duff & Phelps:

                   Duff & Phelps Credit Rating Co.
                   17 State Street, 12th Floor
                   New York, New York 10004

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder or the Class C Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 12.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 12.11. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 12.12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.


                                      12-8

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized this 24th day of February, 2000.


                                   CONSECO FINANCE CORP.


                                   By:    /s/ Phyllis A. Knight
                                          --------------------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer



                                   CONSECO FINANCE SECURITIZATIONS
                                        CORP.


                                   By:     /s/ Phyllis A. Knight
                                          --------------------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer


                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Trustee


                                   By:    /s/ Laurie Howard
                                          --------------------------------------
                                          Laurie A. Howard
                                          Vice President


                                      12-9

STATE OF INDIANA                            )
                                    ) ss.
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this 24th day of February, 2000, by Phyllis A. Knight, a Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation, on behalf of the corporation.

/s/ Ellen D. Morgan
------------------------
Ellen D. Morgan
Notary Public

         [SEAL]


STATE OF INDIANA                            )
                                    ) ss.
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this 24th day of February, 2000, by Phyllis A. Knight, a Senior Vice President and Treasurer of Conseco Finance Securitizations Corp., a Minnesota corporation, on behalf of the corporation.

 /s/ Ellen D. Morgan
------------------------
Ellen D. Morgan
Notary Public

         [SEAL]


STATE OF MINNESOTA               )
                                 ) ss.
COUNTY OF RAMSEY                 )

     The foregoing instrument was acknowledged before me this 24th day of February, 2000, by Laurie A. Howard, Vice President, of U.S. Bank Trust National Association, a national banking association, on behalf of the national banking association.

  /s/ Juin Charnell
------------------------------------
              JUIN CHARNELL       Notary Public
            Notary Public
              Minnesota
 My Commission Expires Jan. 31, 2005
            Notary Public


                                      12-10

                                    EXHIBIT A
                                    ---------

                          FORM OF CLASS AV CERTIFICATE
                          ----------------------------

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class AV                                    No.
(Senior)

Cut-off Date:                               Pass-Through Rate:  Variable
as defined in the Pooling and Servicing     rate equal to Class AV
Agreement dated February 1, 2000            Pass-Through Rate

                                            Denomination:  $
                                                            ---------------

First Payment Date:                         Aggregate Denomination of
March 15, 2000                              all Class AV Certificates:  $
                                                                         -------

Servicer:                                   Final Scheduled Payment Date:
Conseco Finance Corp.                       February 15, 2031 (or if such day is
                                            not a Business Day, then the next
                                            succeeding Business Day)

                                            CUSIP:
                                                    ----------


                        CERTIFICATE FOR HOME EQUITY LOANS
                        SERIES 2000-A, CLASS AV (SENIOR)
                        --------------------------------

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-A, Class AV issued by Home Equity Loan Trust 2000-A (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or Subsequent Cut-off Date). The Trust has been created pursuant to a Pooling and

Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp., as Originator, Servicer and Guarantor (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in March 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class AV Certificates with an aggregate Percentage Interest of at least 5% of the Class AV Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class AV Distribution Amount for such Payment Date. Distributions of interest and principal on the Class AV Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is February 15, 2031 or the next succeeding Business Day if such February 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new

Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Home Equity Loan Trust 2000-A has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: ___________________________     HOME EQUITY LOAN TRUST 2000-A


                                         By:    U.S. BANK TRUST NATIONAL
                                                ASSOCIATION


                                         By:
                                                --------------------------------
                                                Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the within Certificate for Home Equity Loans, Series 2000-A, and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ___________________________     By:
                                           -------------------------------------
                                           Signature

                                    EXHIBIT B
                                    ---------

                       FORM OF CLASS MV-[1][2] CERTIFICATE
                       -----------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV CERTIFICATES [AND CLASS MV-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class MV-[1][2]                        No.
(Subordinate)

Cut-off Date:                          Pass-Through Rate: Variable rate
as defined in the Pooling and          equal to Class MV-[1][2]
Servicing Agreement dated              Pass-Through Rate
February 1, 2000

First Payment Date:                    Denomination:  $
                                                       ----------------
March 15, 2000

Servicer:                              Aggregate Denomination of
Conseco Finance Corp.                  all Class MV-[1][2] Certificates:
                                       $
                                        --------------

                                       Final Scheduled Payment Date:
                                       February 15, 2031 (or if such day is not a Business Day, then the next succeeding Business Day)

                                       CUSIP:
                                               ---------------


                        CERTIFICATE FOR HOME EQUITY LOANS
                  SERIES 2000-A, CLASS MV-[1][2] (SUBORDINATE)
                  --------------------------------------------

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT

IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ___________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-A, Class MV-[1][2] issued by Home Equity Loan Trust 2000-A (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or Subsequent Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp., as Originator, Servicer and Guarantor (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in March 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class MV-[1][2] Certificates with an aggregate

Percentage Interest of at least 5% of the Class MV-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class MV-[1][2] Distribution Amount and any Additional Principal Distribution Amount for such Payment Date. Distributions of interest and principal on the Class MV-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is February 15, 2031 or the next succeeding Business Day if such February 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Home Equity Loan Trust 2000-A has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: ___________________________     HOME EQUITY LOAN TRUST 2000-A

                                       By:    U.S. BANK TRUST NATIONAL
                                              ASSOCIATION


                                       By:
                                              ----------------------------------
                                              Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________ the within Certificate for Home Equity Loans, Series 2000-A, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ___________________________         By:
                                               ---------------------------------
                                           Signature

                                    EXHIBIT C
                                    ---------

                       FORM OF CLASS BV-[1][2] CERTIFICATE
                       -----------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV[, /AND] THE CLASS MV CERTIFICATES [AND THE CLASS BV-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class BV-[1][2]                        No.
(Subordinate)

Cut-off Date:                          Pass-Through Rate: Variable
as defined in the Pooling and          rate equal to Class BV-1
Servicing Agreement dated              Pass-Through Rate
February 1, 2000

First Payment Date:                    Denomination:  $
                                                       ---------------
March 15, 2000

Servicer:                              Aggregate Denomination of
Conseco Finance Corp.                  all Class BV-[1][2] Certificates:
                                       $
                                        ----------------

                                       Final Scheduled Payment Date:
                                       February 15, 2031 (or if such day is not a Business Day, then the next succeeding Business Day)

                                       CUSIP:
                                               ---------------


                       CERTIFICATES FOR HOME EQUITY LOANS
                  SERIES 2000-A, CLASS BV-[1][2] (SUBORDINATE)
                  --------------------------------------------

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT

IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ___________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-A, Class BV-[1][2], issued by Home Equity Loan Trust 2000-A (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or the Subsequent Cut-off Date [and payments due under the Class BV-2 Limited Guaranty]). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp., as Originator, Servicer and Guarantor (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in March 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class BV-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class BV-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class BV-[1][2] Distribution Amount and any Additional Principal Distribution Amount for such Payment Date. Distributions of interest and principal on the Class BV-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is February 15, 2031 or the next succeeding Business Day if such February 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account [and the Class BV-2 Limited Guaranty of the Guarantor], to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Home Equity Loan Trust 2000-A has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: ___________________________     HOME EQUITY LOAN TRUST 2000-A

                                       By:    U.S. BANK TRUST NATIONAL
                                              ASSOCIATION


                                       By:
                                              ----------------------------------
                                              Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the within Certificate for Home Equity Loans, Series 2000-A, and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ___________________________     By:
                                           -------------------------------------
                                           Signature

                                    EXHIBIT D
                                    ---------

                               FORM OF ASSIGNMENT
                               ------------------

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000, among the undersigned, Conseco Finance Corp. and U.S. Bank Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, convey and assign, set over and otherwise convey, without recourse, to Home Equity Loan Trust 2000-A, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans identified in the List of Loans attached to the Agreement (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the applicable Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Initial Loan, (iii) all rights Conseco Finance Securitizations Corp. may have against the originating lender with respect to Initial Loans originated by a lender other than Conseco Finance Securitizations Corp., (iv) all rights of the Seller under the Transfer Agreement, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Initial Loans, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Initial Loans, (vii) all documents contained in the Loan Files relating to the Initial Loans, (viii) amounts in the Certificate Account, the Capitalized Interest Account and the Pre-Funding Account (including all proceeds of investments of the funds in Certificate Account) and (ix) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representations and warranties on the part of the undersigned contained in Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of ______________, 2000.


                                        CONSECO FINANCE SECURITIZATIONS CORP.

[Seal]                                  By:
                                              ----------------------------------
                                             [Name]
                                             [Title]

                                    EXHIBIT E
                                    ---------

                         FORM OF CERTIFICATE OF OFFICER
                         ------------------------------

                              Conseco Finance Corp.


     I, _______________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of Conseco Finance Corp., and Conseco Finance Securitizations Corp. in connection with the Pooling and Servicing Agreement dated as of February 1, 2000 (the "Agreement") among Conseco Finance Corp., Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          (i) attached hereto as Exhibit I are true and correct copies of the Restated Certificate of Incorporation of Conseco Finance Corp. [Conseco Finance Securitizations Corp.], together with all amendments thereto as in effect on the date thereof;

          (ii) attached hereto as Exhibit II are true and correct copies of the Bylaws of Conseco Finance Corp. and Conseco Finance Securitizations Corp., as amended, as in effect on the date hereof;

          (iii) the representations and warranties of Conseco Finance Securitizations Corp. contained in Sections 3.01 and 3.03 of the Agreement are true and correct on and as of the date hereof and, to the best of my knowledge, the representations and warranties of [Conseco Finance Corp.] contained in Sections 3.02, 3.04 and 3.05 of the Agreement are true and correct on and as of the date hereof;

          (iv) no event with respect to Conseco Finance Corp. and Conseco Finance Securitizations Corp. has occurred and is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Agreement; and

          (v) each of the agreements and conditions of Conseco Finance Corp. and Conseco Finance Securitizations Corp. to be performed on or before the date hereof pursuant to the Agreement have been performed in all material respects.


     IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ______________, 2000.


                                       ----------------------------------------
                                       [Name]
                                       [Title]

                                    EXHIBIT F
                                    ---------

                  FORM OF OPINION OF COUNSEL FOR THE ORIGINATOR
                  ---------------------------------------------

     The opinion of Dorsey & Whitney LLP shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

     1. the Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement (including the Class BV-2 Limited Guaranty contained therein), the Certificates and the Class C Certificate.

     2. The Pooling and Servicing Agreement (including the Class BV-2 Limited Guaranty contained therein) has been duly authorized by all requisite corporate action, duly executed and delivered by the Originator, and constitutes the valid and binding obligation of the Originator enforceable in accordance with its terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Originator for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Certificates by the Underwriters pursuant to the Underwriting Agreement.

     4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

     5. Neither the transfer of the Loans to the Trustee acting on behalf of the Trust, nor the assignment of the Originator's lien on the related real estate which is the subject of a home equity loan, nor the issuance or sale of the Certificates and the Class C Certificate, nor the execution and delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, nor the fulfillment of the terms of the Certificates, the Class C Certificate or the Pooling and Servicing Agreement by the Originator will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Restated Certificate of Incorporation or Bylaws of the Originator or of any indenture or other agreement or instrument known to us to which the Originator is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Originator, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     6. There are no actions or proceedings pending, nor to the best of our knowledge, are there any investigations pending or overtly threatened against the Originator before any court, administrative agency or other tribunal (A) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the Class C Certificate, the hazard or flood insurance policies applicable to any Loans or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the Class C Certificate or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Originator of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Certificates or the Class C Certificate, or (D) seeking adversely to affect the federal income tax attributes of the Certificates or the Class C Certificate described in the Prospectus and the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences."

     7. The transfer of the Loans to the Trust in accordance with Section 2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. ss.
547), as in effect on the date hereof, in the event that the Originator became a debtor under the United States Bankruptcy Code.

     8. Pursuant to the Pooling and Servicing Agreement the Originator has transferred to the Trustee acting on behalf of the Trust all of the Originator's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Loans, and has delivered the Loan Files to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Loans as collateral and naming the Originator as debtor and the Trust as secured party, and the filing of continuation statements as required by Section 4.01 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Loans by the Originator to the Trust. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Originator became a debtor under the United States Bankruptcy Code. However, in the event such assignment were characterized as a pledge securing a loan from the Certificateholders to the Originator, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Loans and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat. ss.336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Loan who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Loan, if such purchaser acts without knowledge that such Loan was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Loan Files for the purpose of perfecting the assignment to the Trustee of the Loans. We express no opinion with respect to the enforceability of any individual Loan or the existence of any claims, rights or other matters in favor of any Obligor or the owner of any financed home improvement.

     9. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Originator and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing on behalf of the REMIC of a proper election to be taxed as a REMIC, as of the date hereof the REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC. Further, the Certificates will evidence ownership of the "regular interests" in the REMIC and the Class C Certificate will evidence ownership of the single class of "residual interest" in the REMIC. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, the Trust (excluding the Capitalized Interest Account and the Pre-Funding Account) will not be subject to tax and the income of the Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs. Moreover, ownership of Certificates will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of Certificates is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning Certificates.

     10. The transfer of the Loans and the proceeds thereof by the Originator to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. ss.ss.
513.41 through 513.51), nor, should the Originator become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under Section 548 of the United States Bankruptcy Code (11 U.S.C. ss. 548) as in effect on the date hereof.

                                    EXHIBIT G
                                    ---------

                        FORM OF TRUSTEE'S ACKNOWLEDGMENT
                        --------------------------------

     U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, acting as trustee (the "Trustee") of Home Equity Loan Trust 2000-A (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of February 1, 2000 among Conseco Finance Corp., Conseco Finance Securitizations Corp. (the "Seller") and the Trustee (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to
Section 2.04 of the Agreement, that the Trustee has received the following: (i) all right, title and interest in the home equity loans identified in the List of Loans attached to the [Agreement] [Subsequent Transfer Instrument of even date herewith] (the ["Initial Loans"] ["Subsequent Loans"]), including, without limitation, all related mortgages and deeds of trust and any and all rights to receive payments on or with respect to the [Initial/Subsequent] Loans (due after the [Cut-off Date] [Subsequent Cut-off Date]), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing [an Initial] [a Subsequent] Loan for the benefit of the creditor of such [Initial/Subsequent] Loan, (iii) all rights the Seller may have against the originating lender with respect to [Initial/Subsequent] Loans originated by a lender other than the Seller, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the [Initial/Subsequent] Loans, (v) all rights under any title insurance policies, if applicable, on any of the properties securing [Initial/Subsequent] Loans and all rights under the Transfer Agreement dated February 1, 2000 between Conseco Finance Corp. and the Seller, (vi) all documents contained in the Loan Files relating to the [Initial/Subsequent] Loans, [(vii) amounts in the Certificate Account, the Capitalized Interest Account, Available Funds Cap Carryover Reserve Account and the Pre-Funding Account (including all proceeds of investments of funds in the Certificate Account, (viii) the Class BV-2 Limited Guaranty,] and
(ix) all rights of Seller under the Transfer Agreement, [(x)] all proceeds and products of the foregoing; and declares that, directly or through a Custodian, it will hold all Loan Files that have been delivered in trust, upon the trusts set forth in the Agreement for the use and benefit of all Certificateholders and the holders of the Class C Certificate.

     [From Trustee or Custodian as applicable.] The Trustee acknowledges that it has conducted a cursory review of the Loan Files and hereby confirms that except as noted on the document exception listing attached hereto, each Loan File contained (a) an original promissory note, (b) with respect to each Loan, an original or a copy of the mortgage or deed of trust or similar evidence of a lien on the related improved real estate, (c) in the case of Loans originated by a lender other than the Seller, an original or a copy of an assignment of the mortgage, deed of trust or security deed by the lender to the Seller, and (d) any extension, modification or waiver agreement(s). The Trustee has not otherwise reviewed the Loans and Loan Files for compliance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, ___________________ as Trustee has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this __________, day of ______________, 2000.


                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee


[Seal]                                 By
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                    EXHIBIT H
                                    ---------

                    FORM OF CERTIFICATE OF SERVICING OFFICER
                    ----------------------------------------

                              Conseco Finance Corp.

     I, _____________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 between the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from _______________ to _______________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of _____________, 2000.

                                       CONSECO FINANCE CORP.


                                       By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                    EXHIBIT I
                                    ---------

                           FORM OF CLASS C CERTIFICATE
                           ---------------------------


     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV CERTIFICATES, THE CLASS MV-1 CERTIFICATES, THE CLASS MV-2 CERTIFICATES, THE CLASS BV-1 CERTIFICATES AND THE CLASS BV-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR AND THE SERVICER

EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR
(II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Class C                                No.
(Subordinate)

Cut-off Date:                          Percentage Interest:
As defined in the Pooling
and Servicing Agreement
dated February 1, 2000

First Payment Date:
March 15, 2000


                CERTIFICATE FOR HOME EQUITY LOANS, SERIES 2000-A

     Original Aggregate Certificate Principal Balance of the Trust: $_______


     This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Home Equity Loan Trust 2000-A (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or the Subsequent Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp., as Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Class C Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in March 2000, so long as the Agreement has not been terminated, by check to the registered Class C Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the difference between (A) the Amount Available, and (B) the sum of (i) the Class AV Distribution Amount, (ii) the Class MV-1 Distribution Amount, (iii) the Class MV-2 Distribution Amount, (iv) the Class BV-1 Distribution Amount, (v) the Class BV-2 Distribution Amount, (vi) the Monthly Servicing Fee with respect to the Loans, (vii) any Extra Principal Distribution Amount and any Additional Principal Distribution Amount, (viii) amounts to reimburse the Class C Certificateholder for reimbursable expenses incurred by them, (ix) amounts to reimburse the Servicer or the Trustee, as applicable, for prior Advances with respect to the Loans, (x) amounts necessary to reimburse the Originator for any previous unreimbursed Class BV-2 Guaranty Payments, (xi) the Class BV-2 Guaranty Fee, and (xii) any Class P Distribution Amount. The final scheduled Payment Date of this Class C Certificate is February 15, 2031 or the next succeeding Business Day if such February 15 is not a Business Day.

     The Class C Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class C Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class C Certificate evidencing the same Class C Certificate will be issued to the designated transferee or transferees.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Certificates shall be "regular interests" in the REMIC and the Class C Certificate shall be the "residual interest" in the REMIC. In addition, the holder of this Class C Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Originator in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in
Section 6.06 of the Agreement.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Home Equity Loan Trust 2000-A has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated: ____________________            HOME EQUITY LOAN TRUST 2000-A

                                       By:    U.S. BANK TRUST NATIONAL
                                              ASSOCIATION


                                       By:
                                          --------------------------------------
                                          Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ the within Certificate for Home Equity Loans, Series 2000-A, and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ___________________________     By:
                                           -------------------------------------
                                           Signature

                                   EXHIBIT J-1
                                   -----------

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS
                 -----------------------------------------------

                              Conseco Finance Corp.


     I, ______________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06 and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Loans on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.06 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Loans, such Loans may, pursuant to Section 8.05 of the Agreement, be assigned by the Trustee to the Company.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ______________ day of __________________, 2000.

                                       CONSECO FINANCE CORP.


                                       By:
                                            ------------------------------------
                                            [Name]
                                            [Title]


                                      J-1-1

                                   EXHIBIT J-2
                                   -----------

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS
                 -----------------------------------------------

                              Conseco Finance Corp.

     I, ______________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06(b) and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

     2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 3.06(b) of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

     3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 3.05(b)(iii) of the Agreement, have been filed with the appropriate offices.

     4. The Company has delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for each mortgage securing such Eligible Substitute Loans.

     5. The requirements of Section 3.06(b) of the Agreement have been met with respect to each such Eligible Substitute Loan.

     [6. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Loan exceeds the Scheduled Principal Balance of each Loan being substituted therefor.]

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ________ day of ________________, 2000.

                                       CONSECO FINANCE CORP.

                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                      J-2-1

                                   EXHIBIT J-3
                                   -----------

          FORM OF CERTIFICATE REGARDING SUBSTITUTION FOR PREPAID LOANS
          ------------------------------------------------------------


                              Conseco Finance Corp.

     I, ______________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 2.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

     2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 2.06 of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

     3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 2.06(iii) of the Agreement, have been filed with the appropriate offices.

     4. The Company has delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for each mortgage securing such Eligible Substitute Loans.

     5. The requirements of Section 2.06 of the Agreement have been met with respect to each such Eligible Substitute Loan.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ____________ day of __________________, 2000.

                                       CONSECO FINANCE CORP.

                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                      J-3-1

                                    EXHIBIT K
                                    ----------

                          FORM OF REPRESENTATION LETTER
                          -----------------------------

U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Conseco Finance Corp.
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639

     Re: Certificates for Home Equity Loans, Series 2000-A, Class C

     The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties
------------------------------

     The Purchaser makes the following representations and warranties in order to permit the Trustee, Conseco Finance Corp., and _______________________ to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Conseco Finance Corp. under
Section 4(2) of the 1933 Act is available to it.

     1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Conseco Finance Corp. is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

     2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

     3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus Supplement dated February 4, 2000, to the Prospectus dated November 22, 1999 (the "Prospectus") with respect to the Certificates, and has been given such information concerning the Certificates, the underlying home equity loans and Conseco Finance Corp. as it has requested.

     4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     5. The Purchaser either (check one box):

          [_] is not, and is not acting on behalf of or with assets of, an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended or that is described in
               Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or

          [_] has provided the Trustee and Servicer with the opinion of counsel described in Section 9.02(b)(2) of the Pooling and Servicing Agreement, or

          [_] acknowledges that it is deemed to make the representation set forth in Section 9.02(b)(2) of the Pooling and Servicing Agreement.

     6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

     7. The Purchaser, as holder of the Class C Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class C Certificate as they become due.

     8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8. The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

     Executed at ___________________________, _________________________, this
_________ day of ___________________________.



                                       Purchaser's Name (Print)

                                       By:
                                           -------------------------------------
                                           Signature

                                          Its:
                                               ---------------------------------

                                       Address of Purchaser


                                       Purchaser's Taxpayer
                                       Identification Number

                                    EXHIBIT L
                                    ---------

                      LIST OF INITIAL AND ADDITIONAL LOANS


                                [To Be Supplied]

                                    EXHIBIT M
                                    ---------

                             FORM OF MONTHLY REPORT


                CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-A

Payment Date:
               ------------------------------


1.   Amount Available (including Monthly
     Servicing Fee and including
     Prepayment Charges ($__________))
                                                                     -----------

2.   Formula Principal Distribution Amount:
                                                                     -----------

     (a)  Scheduled principal
                                                                     -----------
     (b)  Principal Prepayments
                                                                     -----------
     (c)  Liquidated Loans
                                                                     -----------
     (d)  Repurchases
                                                                     -----------
     (e)  Previously undistributed (a)-(d) amounts
                                                                     -----------
     (f)  Pre-Funded Amount, if any
          (only on Post-Funding Payment Date)
                                                                     -----------

3.   LIBOR
                                                                     -----------

4.   Available Funds Pass-Through Rate
                                                                     -----------

Class A Certificates
--------------------

     Interest

5.   Aggregate current interest

     (a)  Class AV Pass-Through Rate (a floating rate
          per annum equal to the lesser of (a) LIBOR plus 0.28%,
          or (b) the Available Funds Pass-Through Rate, but in no
          case more than 14.0%)
                                                                     -----------
     (b)  Class AV Interest
                                                                     -----------

6.   Amount applied to Unpaid Class AV Interest Shortfall
                                                                     -----------

7.   Remaining Unpaid Class AV Interest Shortfall
                                                                     -----------

Class MV-1 Certificates
-----------------------

8.   Amount Available less all preceding
     distributions and less Prepayment Charges
                                                                     -----------

     Interest on Class MV-1 Adjusted Principal Balance

9.   Class MV-1 Adjusted Principal Balance
                                                                     -----------

10.  Current Interest

     (a)  Class MV-1 Pass-Through Rate (a floating rate
          per annum equal to the lesser of (a) LIBOR
          plus 50%, or (b) the Available Funds Pass-Through
          Rate, but in no case more than 14.0%)
                                                                     -----------
     (b)  Class MV-1 Interest

11.  Amount applied to Unpaid Class MV-2 Interest Shortfall
                                                                     -----------

12.  Remaining Unpaid Class MV-2 Interest Shortfall
                                                                     -----------

Class MV-2 Certificates
-----------------------

13.  Amount Available less all preceding
     distributions and less Prepayment Charges
                                                                     -----------

     Interest on Class MV-2 Adjusted Principal Balance

14.  Class MV-2 Adjusted Principal Balance
                                                                     -----------

15.  Current Interest

     (a)  Class MV-2 Pass-Through Rate (a floating rate
          per annum equal to the lesser of (a) LIBOR plus
          0.95% or (b) the Available Funds Pass-Through
          Rate, but in no case more than 14.0%)
                                                                     -----------
     (b)  Class MV-2 Interest

16.  Amount applied to Unpaid Class MV-2 Interest Shortfall
                                                                     -----------

17.  Remaining Unpaid Class MV-2 Interest Shortfall
                                                                     -----------

Class BV-1 Certificates
-----------------------

18.  Amount Available less all preceding
     distributions and less Prepayment Charges
                                                                     -----------

     Interest on Class BV-1 Adjusted Principal Balance

19.  Class BV-1 Adjusted Principal Balance
                                                                     -----------

     Current Interest

     (a)  Class BV-1 Pass-Through Rate (a floating rate
          per annum equal to the lesser of (a) LIBOR plus
          2.50%, or (b) the Available Funds Pass-Through
          Rate, but in no case more than 14.0%)
                                                                     -----------

     (b)  Class BV-1 Interest
                                                                     -----------

20.  Amount applied to Unpaid Class BV-1 Interest Shortfall
                                                                     -----------

21.  Remaining Unpaid Class BV-1 Interest Shortfall
                                                                     -----------

     Class P Certificates

22.  Prepayment Charges
                                                                     -----------
     (All prepayment premiums, penalties and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a Loan)

     Principal

23.  Trigger Event:

     (a)  Average Sixty-Day Delinquency Ratio Test

          (i)   Sixty-Day Delinquency Ratio for current
                Payment Date
                                                                     -----------
          (ii)  Average Sixty-Day Delinquency Ratio Test
                (arithmetic average of ratios for this month
                and two preceding months may not exceed
                40% of the Senior Enhancement Percentage)
                                                                     -----------

     (b)  Cumulative Realized Losses Test

          (i)   Cumulative Realized Losses for
                current Payment Date
                                                                     -----------
          (ii)  Cumulative Realized Losses Ratio
                (Losses as a percentage of Cut-off Date Principal
                Balances of Fixed Rate Loans may not exceed
                4.20% from March 1, 2003 to February 29, 2004,
                4.99% from March 1, 2004 to February 28, 2005,
                5.25% from March 1, 2005 to
                February 28, 2007, and 5.75% thereafter)
                                                                     -----------

24.  Senior Enhancement Percentage:
     (a fraction, expressed as a percentage:
                                                                     -----------

     (a)  the numerator of which is the excess of (A) the
          Pool Scheduled Principal Balance over (B) the
          Principal Balance or Adjusted Principal Balance,
          if applicable, of the most senior class of
          Certificates outstanding
                                                                     -----------
     (b)  the denominator of which is the Pool Scheduled
          Principal Balance
                                                                     -----------

Class AV Certificate
--------------------

25.  Amount Available less all preceding distributions
                                                                     -----------

26.  Class AV principal distribution:

     (a)  Class AV Formula Principal Distribution Amount
                                                                     -----------

27.  (a)  Class AV Principal Balance
                                                                     -----------

28.  (a)  Amount, if any, by which Class AV Formula Principal
          Distribution Amount exceeds Class AV Principal
          Distribution Amount
                                                                     -----------

Class MV-1 Certificates
-----------------------

29.  Amount Available less all preceding distributions
                                                                     -----------

     Principal


30.  Class MV-1 principal distribution
                                                                     -----------

31.  Class MV-1 Principal Balance
                                                                     -----------

32.  Amount, if any, by which Class MV-1 Formula Principal
     Distribution Amount exceeds Class MV-1 Principal
     Distribution Amount
                                                                     -----------

Class MV-2 Certificates
-----------------------

33.  Amount Available less all preceding
     distributions
                                                                     -----------

     Principal

34.  Class MV-2 principal distribution
                                                                     -----------

35.  Class MV-2 Principal Balance
                                                                     -----------

36.  Amount, if any, by which the Class MV-2 Formula
     Principal Distribution Amount exceeds the Class
     MV-2 Principal Distribution Amount
                                                                     -----------

Class BV-1 Certificates
-----------------------

37.  Amount Available less all preceding
     distributions
                                                                     -----------

     Principal

38.  Class BV-1 principal distribution
                                                                     -----------

39.  Class BV-1 Principal Balance
                                                                     -----------

40.  Amount, if any, by which Class BV-1 Formula
     Principal Distribution Amount exceeds Class
     BV-1 Principal Distribution Amount
                                                                     -----------

Class MV-1 Certificates
-----------------------

41.  Amount Available less all preceding
     distributions
                                                                     -----------

     Liquidation Loss Interest

42.  Amount applied to Class MV-1 Liquidation Loss
     Interest Amount
                                                                     -----------
43.  Class MV-1 Liquidation Loss Interest Shortfall
                                                                     -----------

44.  Amount applied to Unpaid Class MV-1 Liquidation
     Loss Interest Shortfall
                                                                     -----------

45.  Remaining Unpaid Class MV-1 Liquidation Loss
     Interest Shortfall
                                                                     -----------

Class MV-2 Certificates
-----------------------

46.  Amount Available less all preceding
     distributions
                                                                     -----------

     Liquidation Loss Interest

47.  Amount applied to Class MV-2 Liquidation Loss Interest Amount
                                                                     -----------

48.  Class MV-2 Liquidation Loss Interest Shortfall
                                                                     -----------

49.  Amount applied to Unpaid Class MV-2 Liquidation Loss
     Interest Shortfall
                                                                     -----------

50.  Remaining Unpaid Class MV-2 Liquidation Loss
     Interest Shortfall
                                                                     -----------

Class BV-1 Certificates
-----------------------

51.  Amount Available less all preceding
     distributions
                                                                     -----------

     Liquidation Loss Interest

52.  Amount applied to Class BV-1 Liquidation Loss
     Interest Amount                                                 -----------

53.  Class BV-1 Liquidation Loss Interest Shortfall
                                                                     -----------

54.  Amount applied to Unpaid Class BV-1 Liquidation
     Loss Interest Shortfall
                                                                     -----------

55.  Remaining Unpaid Class BV-1 Liquidation Loss
     Interest Shortfall
                                                                     -----------

Class BV-2 Certificates
-----------------------

56.  Amount Available less all preceding
     distributions
                                                                     -----------

     Interest

57.  Current interest

     (a)  Class BV-2 Pass-Through Rate (a floating rate
          per annum equal to the lesser of (a) LIBOR
          plus 2.80% or (b) the Available Funds
          Pass-Through Rate, but in no event greater
          than 2.80%)
                                                                     -----------
     (b)  Class B-2 Interest
                                                                     -----------

58.  Amount applied to Unpaid Class
     BV-2 Interest Shortfall
                                                                     -----------

59.  Remaining Unpaid Class BV-2
     Interest Shortfall
                                                                     -----------

     Principal

60.  Class BV-2 principal distribution
                                                                     -----------

61.  Amount, if any, by which Class BV-2
     Formula Distribution Amount plus Class BV-2
     Liquidation Loss Principal Amount exceeds
     Class BV-2 Distribution Amount
                                                                     -----------

62.  Class BV-2 Guaranty Payment
                                                                     -----------

63.  Class BV-2 Principal Balance
                                                                     -----------

Class AV-1 Certificates
-----------------------

64.  Amount Available less all preceding
     distributions
                                                                     -----------

     Available Funds Cap Carryover Amount


65.  (a)  Class AV-1 Available Funds Cap Carryover Amount
                                                                     -----------
     (b)  Amount applied to Class AV-1
          Available Funds Cap Carryover Amount
                                                                     -----------
     (c)  Class AV-1 Available Funds Cap Carryover Amount
          remaining unpaid
                                                                     -----------

Class MV-1 Certificates
-----------------------

66.  Amount Available less all preceding distributions
                                                                     -----------

     Available Funds Cap Carryover Amount

67.  (a)  Class MV-1 Available Funds Cap Carryover Amount
                                                                     -----------
     (b)  Amount applied to Class MV-1 Available Funds
          Cap Carryover Amount
                                                                     -----------
     (c)  Class MV-1 Available Funds Cap Carryover
          Amount remaining unpaid
                                                                     -----------

Class MV-2 Certificates
-----------------------

68.  Amount Available less all preceding distributions
                                                                     -----------

     Available Funds Cap Carryover Amount

69.  (a)  Class MV-2 Available Funds Cap Carryover Amount
                                                                     -----------
     (b)  Amount applied to Class MV-2 Available Funds
          Cap Carryover Amount
                                                                     -----------
     (c)  Class MV-2 Available Funds Cap Carryover
          Amount remaining unpaid
                                                                     -----------

Class BV-1 Certificates
-----------------------

70.  Amount Available less all preceding distributions

     Available Funds Cap Carryover Amount

71.  (a)  Class BV-1 Available Funds Cap Carryover Amount
                                                                     -----------
     (b)  Amount applied to Class BV-1 Available Funds
          Cap Carryover Amount
                                                                     -----------
     (c)  Class BV-1 Available Funds Cap Carryover
          Amount remaining unpaid
                                                                     -----------

72.  Servicer

     (a)  Monthly Servicing Fee (if Originator or
          affiliate is Servicer)
                                                                     -----------
     (b)  Reimbursement for unreimbursed Advances
                                                                     -----------

Class A,  Class M and Class B Certificates
------------------------------------------

73.  Pool Scheduled Principal Balance
                                                                     -----------

74.  Pool Factor
                                                                     -----------

75.  Loans Delinquent:

     30 - 59 days
                                                                     -----------
     60 - 89 days
                                                                     -----------
     90 or more days
                                                                     -----------

76.  Principal Balance of Defaulted Loans
                                                                     -----------

77.  Principal Balance of Loans with Extensions
                                                                     -----------

78.  Number of Liquidated Loans and
     Net Liquidation Loss
                                                                     -----------

79.  Number of Loans Remaining
                                                                     -----------

80.  Pre-Funded Amount
                                                                     -----------

81.  Reimbursement of Class C Certificateholder expenses
                                                                     -----------

Guarantor

82.  Class BV-2 Guaranty Fee
                                                                     -----------

Class P Certificates
--------------------

83.  Class P Principal Distribution
                                                                     -----------

84.  Class P Principal Balance
                                                                     -----------

Class C Certificate


85.  Class C Distribution Amount
                                                                     -----------

     Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.

                                    EXHIBIT N
                                    ---------

                             FORM OF ADDITION NOTICE
                             -----------------------

                                                              ____________, 2000

U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee") relating to Certificates for Home Equity Loans, Series 2000-A

Ladies and Gentlemen:

     Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Seller hereby notifies the Trustee of an assignment to the Trust of Subsequent Loans on the date and in the amounts set forth below:

     Subsequent Transfer Date: ______________________________

     Cut-off Date Principal Balance of Subsequent Loans to be assigned to Trust on Subsequent Transfer Date: $_______________.

         Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                       Very truly yours,

                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK TRUST NATIONAL ASSOCIATION


By:
    ------------------------------
Name:
Title:

                                    EXHIBIT O
                                    ---------

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                     --------------------------------------

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000, among the undersigned, Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Home Equity Loan Trust 2000-A, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans identified in the List of Loans attached hereto (each a "Subsequent Loan"), including, without limitation, all related mortgages, deeds of trust, security deeds and any and all rights to receive payments on or with respect to the Subsequent Loans (excluding principal due before the Subsequent Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Subsequent Loan for the benefit of the creditor of such Loan, (iii) all rights the Originator may have against the originating lender with respect to the Subsequent Loans originated by a lender other than the Originator, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Subsequent Loans, (v) all rights under any title insurance policies, if applicable, on any of the properties securing Subsequent Loans, (vi) all documents contained in the related Loan Files, and
(vii) all proceeds and products of the foregoing and all rights of the Seller under the Subsequent Transfer Agreement between the Seller and the undersigned and all rights of the Seller under the Subsequent Transfer Agreement with Conseco Finance Corp.

     Each of the Subsequent Loans constitutes a Subsequent Loan under the Agreement.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____________ day of ____________________, 2000.


                                       CONSECO FINANCE CORP.


[Seal]                                 By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT P
                                    ---------

               FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
               ---------------------------------------------------


     I, ____________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Originator in connection with the Pooling and Servicing Agreement dated as of February 1, 2000 (the "Agreement") among the Originator, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

     1. This Certificate is delivered in connection with the sale to the Trust on ______________________ (the "Subsequent Transfer Date") of Loans (the "Subsequent Loans") identified in the List of Loans attached to the Subsequent Transfer Instrument of even date herewith.

     2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01, 3.02, 3.03, 3.04 and 3.05 of the Agreement are true and correct; all representations and warranties in Sections 3.02 and 3.03 of the Agreement with respect to the Subsequent Loans are true to the best of his knowledge; and all representations in Section 3.04 of the Agreement with respect to the Subsequent Loans are true and correct.

     3. All conditions precedent to the sale of the Subsequent Loans to the Trust under Section 2.03 of the Agreement have been satisfied.

     4. Each of the Subsequent Loans constitutes a Subsequent Loan under the Agreement.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ___________________ day of _____________________, 2000.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT Q
                                    ---------

                           FORM OF CLASS P CERTIFICATE
                           ---------------------------

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF, ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL

NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Class P                                No.  R-1

Cut-off Date:                          Denomination:  $100.00
as defined in the Pooling and
Servicing Agreement dated
February 1, 2000

First Payment Date:                    Aggregate Denomination
March 15, 2000                         of all Class P Certificates: $100.00

Servicer:
Conseco Finance Corp.

                        CERTIFICATE FOR HOME EQUITY LOANS
                             SERIES 2000-A, CLASS P
                             ----------------------

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that Green Tree Finance Corp.--Two is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-A, Class P, issued by Home Equity Loan Trust 2000-A (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or Subsequent Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 2000, among Conseco Finance Corp., as Originator, Servicer and Guarantor (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in March 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class P Certificates with an aggregate Percentage Interest of at least 5% of the Class P Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date) to the registered

Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class P Distribution Amount for such Payment Date. Distributions on the Class P Certificates are limited in right of payment to certain collections respecting the Loans. The final scheduled Payment Date of this Certificate is February 15, 2031 or the next succeeding Business Day if such February 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Home Equity Loan Trust 2000-A has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  ____________, 2000             HOME EQUITY LOAN TRUST 2000-A

                                       By:    U.S. BANK TRUST NATIONAL
                                              ASSOCIATION


                                       By:
                                            ------------------------------------
                                            Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________ the within Certificate for Home Equity Loans, Series 2000-A, and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:____________________________     By:
                                           -------------------------------------
                                           Signature